UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22393

Blackstone / GSO Senior Floating Rate Term Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:    December 31

Date of reporting period:  January 1, 2012 – June 30, 2012

Item 1. Report to Stockholders.

Blackstone / GSO Senior Floating Rate Term Fund NYSE: BSL Long-Short Credit Income Fund NYSE: BGX

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Manager Commentary	June 30, 2012 (Unaudited)

Economic Conditions and Leveraged Finance Market Update

Risk assets continued to grind higher in July as global growth concerns and mixed earnings reports were offset by policy speculation. The Credit Suisse Leveraged Loan Index (“CSLLI”) recorded the highest monthly return since January, returning +0.97% (5.53% YTD), while high yield returned 1.76% (8.54% YTD). In deference to the strong market environment, Credit Suisse increased its 2012 total return projection for high yield and loans to 8-11% and 5-8%, respectively.

The Fed continues to communicate clearly their intention to hold rates at ‘exceptionally low levels’ at least through late 2014. Data has shown the recovery slowed and hiring remained tepid. The economy grew at a paltry 1.5% annual rate in the second quarter, and employers added just 80,000 jobs in June. Despite that rates remain low, investors are seemingly attracted to loans which, in addition to the free call on interest rates, also offer shorter duration and stable risk adjusted yield.

Strong technicals played a large part in fueling a recovery in the loan market, which came under pressure in May and early June due to Eurozone-related concerns. Secondary market loan prices improved as a result of this supply/demand imbalance. The forward calendar was relatively light during the month while inflows to bank loan and high yield mutual funds continued at a healthy pace. Demand was supported further by increased allocations to bank loans from pensions and other institutional investors and a strong demand for loans from high yield mutual funds and new collateralized loan obligations (“CLO’s”). Issuers continue to focus on opportunistic refinancings, dividend deals and repricing transactions with little activity in the M&A and LBO space.

After Labor Day, we anticipate that a handful of recently announced leveraged buyout (“LBO”) transactions will come to market as investors begin to increasingly focus on U.S. elections, the U.S. fiscal cliff and Eurozone concerns. We believe investors are being compensated with spreads well above historical averages (594 bps vs. 449bps 20-year average) and par-weighted loan default rates below 1%.

Blackstone / GSO Senior Floating Rate Term Fund

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the fund invests 80% of its total assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage which may increase risk to the fund.

As of June 30, 2012, BSL held just over 89% of its Managed Assets in first and second lien secured loans and approximately 5% in high yield bonds with the remainder in cash. BSL’s investments included 165 obligors, diversified across 26 distinct industries – an average loan position represented 0.3% of Managed Assets and the top 5 industry groups represented 47% of total holdings of BSL. Diversification across industries was consistent with their respective representations in the U.S. economy as a whole and Healthcare and Pharmaceuticals, Technology and Telecommunications were among the top industry weightings. BSL had no exposure to some of the more volatile sectors of the economy such as homebuilders, property or real estate related businesses.

BSL outperformed the CSLLI during the six-month period ending June 30 (on both a Net Asset Value (“NAV”) and share price basis) and has also outperformed that benchmark since inception,

Semi-Annual Report | June 30, 2012	1

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Manager Commentary	June 30, 2012 (Unaudited)

based on NAV. Loans acquired with borrowings under BSL’s long-term leverage facility were accretive to both interest earnings and market value increases in the investment portfolio. For more detail regarding the leverage employed, please see Note 9 “Leverage” later in this report.

We believe that BSL continues to be well positioned to take advantage of the buying opportunities for both new issue and secondary markets.

Blackstone / GSO Long-Short Credit Income Fund

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. BGX must hold no less than 70% of its Managed Assets in secured floating rate loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds. BGX may use financial leverage and derivatives in employing the long strategy for a total 130% of BGX’s net assets. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of net assets.

As of June 30, 2012, approximately 78% of BGX’s assets were invested, either directly or via a total return swap arrangement, in Secured Loans and 22% were invested in high yield bonds. In the aggregate, these investments represent 147 positions, diversified across 24 distinct industries, with an average position representing 0.7% of Managed Assets and the top 5 industry groups representing 47% of total holdings. BGX had no short positions as of June 30.

BGX outperformed the CSLLI during the six-month period ending June 30 and has also outperformed that benchmark since inception based on NAV. BGX continued to take advantage of opportunities in the primary market for Secured Loans as well as the new issue market for high yield bonds; both were very active through the first half of 2012. Since holding a short position in below investment grade rated credit instruments for long periods of time can be expensive in terms of the carrying cost of the short position, we have begun to position some short sale hedges into the portfolio where we have a specific view around near-term events that will impact the value of the instrument sold short. We believe this strategy continues to be more viable given the uncertain environment and the fact that investors are now more discerning as to their investments.

In Conclusion:

Despite potential headwinds, we remain comfortable that both the BSL and BGX portfolios have been constructed defensively and on balance, U.S. credit fundamentals are positive. Against this backdrop, we believe that investors are being adequately compensated for the risks.

GSO / Blackstone Debt Funds Management LLC

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Financial Data	June 30, 2012 (Unaudited)

BSL’s Portfolio Composition

Sector Breakdown
First Lien Secured Loans	83.02%
Second Lien Loans	6.10%
Senior Secured Bonds	0.76%
Sr. Unsecured and Sr. Subordinated Bonds	4.71%
Cash and Other Assets less Liabilites	5.41%

BSL’s Moody’s Rating Distribution

Portfolio Characteristics
Weighted Average Loan Spread	4.80%
Current Dividend Yield†	6.93%
Weighted Average Days to Reset	64
Average Position*	0.25%

Top 10 Holdings*
Univar, Inc., Senior Secured First Lien Term B Loan	1.45%
John Henry Holdings, Inc. (aka Multi Packaging Solutions), Senior Secured First Lien Effective Date Term Advance Loan	1.24%
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond	1.17%
Advantage Sales & Marketing, Inc., Senior Secured Second Lien Term Loan	1.15%
Sedgwick Holdings, Inc., Senior Secured Second Lien Term Loan	1.14%
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan	1.12%
Chrysler Group LLC, Senior Secured Tranche B First Lien Term Loan	1.12%
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan	1.11%
Sports Authority, Inc (aka TSA), Senior Secured First Lien Term B Loan	1.09%
Carestream Health, Inc. (aka Onex Carestream Finance LP), Senior Secured First Lien Term B Loan	1.08%
Top 10 Holdings	11.67%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

† Using current dividend rate of $0.11/share and market price per share as of June 30, 2012.

* As a percentage of Managed Assets.

Semi-Annual Report | June 30, 2012	3

Blackstone / GSO Senior Floating Rate Term Fund
Financial Data	June 30, 2012 (Unaudited)

Top 5 Industries*
Healthcare and Pharmaceuticals	14.25%
High Tech Industries	9.49%
Services - Business	8.07%
Telecommunications	7.98%
Retail	7.47%

BSL Total Return

	3Month	6 Month	12 Month	Since Inception†
NAV	1.08%	5.30%	5.13%	7.05%
Market Price	-2.83%	6.81%	-0.31%	4.26%
Credit Suisse Leveraged Loan Index	1.01%	4.52%	3.33%	6.10%

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, current dividend yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Holdings are subject to change daily.

Performance data quoted represents past performance and does not guarantee future results.

Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. Indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. The performance of the index does not represent generally the performance of any investment.

* As a percentage of Managed Assets.

†  Annualized.

4	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Financial Data	June 30, 2012 (Unaudited)

BGX’s Portfolio Composition

^           Includes 10.75% invested in Secure Loans through total return swaps.

++       The Fund’s Net Cash and Other Assets Less Liabilities includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand, and the Fund’s Net Cash and Other Assets Less Liabilities therefore equaled -0.69% of the Fund’s Managed Assets. The Fund uses funds from its securities lending program to settle amounts payable for investments purchased, but such funds are not reflected in the Fund’s net cash.

Sector Breakdown* Secured Loans^	77.96%
High Yield Bonds	22.73%
Net Cash and Other Assets Less Liabilities ++	0.00%

BGX’s Moody’s Rating Distribution

Portfolio Characteristics
Weighted Average Loan Spread	5.16%
Weighted Average Bond Coupon	8.77%
Current Dividend Yield†	7.10%
Weighted Average Days to Reset	59
Average Position*	0.70%
Long Positions**	122.89%
Short Positions**	0.00%
Net Positions**	100.00%

Top 10 Holdings*
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan	1.68%
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan	1.67%
Carestream Health, Inc. (aka Onex Carestream Finance LP), Senior Secured First Lien Term B Loan	1.64%
Presidio, Inc., Senior Secured First Lien Term B Loan	1.64%
Drumm Investors LLC (aka Golden Living), Senior Secured First Lien Term Loan	1.63%
Fairway Group Acquisition Co., Senior Secured First Lien Term Loan	1.53%
Del Monte Foods Co., Senior Unsecured Bond	1.52%
Sorenson Communications, Inc.,Senior Secured First Lien Tranche C Term Loan	1.49%
Sprouts Farmers Market Holdings LLC, Senior Secured First Lien Initial Term Loan	1.46%
Sensus USA, Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan	1.28%
Top 10 Holdings	15.54%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

†	Using current dividend rate of $0.108/share and market price per share as of June 30, 2012.
*	As a percentage of Managed Assets.
**	As a percentage of Net Assets.

Semi-Annual Report | June 30, 2012	5

Blackstone / GSO Long-Short Credit Income Fund
Financial Data	June 30, 2012 (Unaudited)

Top 5 Industries*
Healthcare and Pharmaceuticals	12.63%
Retail	10.20%
Telecommunications	9.42%
High Tech Industries	8.15%
Services – Business	6.49%

BGX Total Return

	3 Month	6 Month	12 Month	Since Inception†
NAV	1.46%	6.65%	5.84%	4.99%
Market Price	1.68%	10.84%	-0.52%	0.23%
70% CS Leveraged Loan Index,
30% CS High Yield Index	1.18%	5.17%	4.54%	4.33%

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, current dividend yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Holdings are subject to change daily.

Performance data quoted represents past performance and does not guarantee future results.

Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries.

Credit Suisse High Yield Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market. New issues are added to the index upon issuance if they qualify according to the following criteria: issues must be publicly registered in the United States or issued under Rule 144A with registration rights; issues must be rated “BB” or lower; the minimum amount outstanding is $75 million; and issues must be U.S. dollar-denominated straight corporate debt, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (PIK) bonds. Floating-rate and convertible bonds and preferred stock are not included; if an issuer has more than two issues outstanding, only the two most liquid issues are included in the index.

An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. Indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. The performance of the index does not represent generally the performance of any investment.

* As a percentage of Managed Assets.

† Annualized.

6	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 133.07%
Aerospace and Defense - 1.54%
Camp Systems International Holdings Co., Senior Secured First Lien Initial Term Loan, 6.500%, 05/31/2019	B3	$588,235	$597,794
Sequa Corp., Senior Secured First Lien Tranche 1 2011 New Term Loan, 6.250%, 12/03/2014	B1	2,317,690	2,325,420
TASC, Inc., Senior Secured Tranche B First Lien Term Loan, 4.500%, 12/18/2015	Ba2	1,607,204	1,579,744

			4,502,958

Automotive - 2.94%
CCC Information Services, Inc., Senior Secured First Lien Term Loan, 5.500%, 11/11/2015	B1	645,606	645,606
Chrysler Group LLC, Senior Secured Tranche B First Lien Term Loan, 6.000%, 05/24/2017	Ba2	4,825,210	4,867,431
FRAM Group Holdings, Inc. (aka Autoparts Holdings), Senior Secured First Lien Term Loan, 6.500%, 07/31/2017	B1	2,359,273	2,279,648
Remy International, Inc., Senior Secured First Lien Term B Facility Loan, 6.250%, 12/16/2016	B1	801,329	803,332

			8,596,017

Semi-Annual Report | June 30, 2012	7

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Banking, Finance, and Real Estate - 6.56%
Alliant Holdings I, Inc., Senior Secured Tranche C Incremental First Lien Term Loan, 8.000%, 08/21/2014	B2	$3,016,435	$3,034,036
AMWINS Group, Inc., Senior Secured First Lien Term Loan, 5.750%, 06/06/2019	B1	2,000,000	1,994,590
Asurion LLC, Senior Secured First Lien Term B Loan, 5.500%, 05/24/2018	Ba3	3,259,166	3,247,188
BNY ConvergEx Group LLC, Senior Secured EZE Borrower Second Lien Term Loan, 8.750%, 12/18/2017	B2	443,368	421,199
BNY ConvergEx Group LLC, Senior Secured Second Lien Top Borrower Term Loan, 8.750%, 12/18/2017	B2	1,056,633	1,003,801
First Data Corp., Senior Secured First Lien Extended 2018 Dollar Term Loan, 4.245%, 03/26/2018	B1	3,166,008	2,912,933
HarbourVest Partners LP, Senior Secured First Lien Term Loan, 6.250%, 12/19/2016	Ba3	3,766,721	3,766,721
Interactive Data Corp., Senior Secured First Lien Term Loan, 4.500%, 02/09/2018	Ba3	2,825,039	2,784,062

			19,164,530

Beverage, Food and Tobacco - 6.38%
Advance Pierre Foods, Inc., Senior Secured First Lien Term Loan, 7.000%, 09/30/2016	B1	2,371,708	2,386,045
Advance Pierre Foods, Inc., Senior Secured Second Lien Term Loan, 11.250%, 09/29/2017	B1	1,000,000	1,006,875

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Beverage, Food and Tobacco (continued)
Burger King Corp., Senior Secured Tranche B First Lien Term Loan, 4.500%, 10/19/2016	Ba3	$2,233,071	$2,227,767
Del Monte Foods Co., Senior Secured First Lien Initial Term Loan, 4.500%, 03/08/2018	Ba3	1,695,309	1,674,126
Fairway Group Acquisition Co., Senior Secured First Lien Term Loan, 7.500%, 03/03/2017	B2	3,950,019	3,925,331
NPC International, Inc., Senior Secured First Lien Term Loan, 5.250%, 12/28/2018	Ba3	1,856,108	1,856,878
Roundy’s Supermarkets, Inc., Senior Secured Tranche B First Lien Term Loan, 5.750%, 02/13/2019	B1	837,063	839,754
Wm. Bolthouse Farms, Inc., Senior Secured First Lien Term Loan, 5.500%, 02/11/2016	B1	1,700,239	1,709,276
Wm. Bolthouse Farms, Inc., Senior Secured Second Lien Term Loan, 9.500%, 08/11/2016	Caa1	3,000,000	3,012,000

			18,638,052

Capital Equipment - 1.89%
BakerCorp. International, Inc., Senior Secured First Lien Term Loan, 4.750%, 06/01/2018	Ba3	1,226,419	1,222,844
Sensus USA, Inc. (fka Sensus Metering Systems), Senior Secured First Lien Term Loan, 4.750%, 05/09/2017	Ba3	598,485	596,240

Semi-Annual Report | June 30, 2012	9

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Capital Equipment (continued)
Sensus USA, Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Caa1	$3,714,286	$3,705,019

			5,524,103

Chemicals, Plastics and Rubber - 4.76%
Arizona Chemical U.S., Inc., Senior Secured First Lien Term Loan, 7.250%, 12/22/2017	Ba3	1,295,455	1,307,153
Norit Holdings BV, Senior Secured First Lien Term Loan, 6.750%, 07/10/2017	B1	1,145,192	1,150,918
Nusil Technology LLC, Senior Secured First Lien Term Loan, 5.250%, 04/07/2017	B1	3,311,190	3,305,660
Taminco Global Chemical Corp., Senior Secured Tranche B-1 Dollar First Lien Term Loan, 5.250%, 02/15/2019	B1	383,654	383,234
Trinseo Materials Operating S.C.A., Senior Secured First Lien Term Loan, 6.000%, 08/02/2017	B1	1,524,411	1,432,001
Univar, Inc., Senior Secured First Lien Term B Loan, 5.000%, 06/30/2017	B2	6,430,162	6,324,932

			13,903,898

Construction and Building - 3.24%
Custom Building Products, Inc., Senior Secured First Lien Term B Loan, 5.750%, 03/19/2015	B1	3,770,909	3,742,627
Genarac Power Systems, Inc., Senior Secured First Lien Term B Facility Loan, 6.250%, 05/30/2018	Ba3	2,642,857	2,640,386

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Construction and Building (continued)
Roofing Supply Group LLC,
Senior Secured First Lien
Term Loan, 6.500%,
01/01/2020	B2	$3,055,977	$3,064,901

			9,447,914

Consumer Goods Durable - 3.44%
Goodman Global, Inc., Senior
Secured First Lien Initial
Term Loan, 5.750%,
10/28/2016	B1	2,320,707	2,325,186
Hupah Finance, Inc., Senior
Secured First Lien Initial
Term Loan, 6.250%,
01/21/2019	B2	4,812,500	4,826,047
Kinetic Concepts, Inc., Senior
Secured First Lien Dollar
Term B-1 Loan, 7.000%,
05/04/2018	Ba2	1,145,324	1,156,777
Kinetic Concepts, Inc., Senior
Secured First Lien Term B-2
Loan, 6.500%, 11/04/2016	Ba2	1,713,894	1,723,894

			10,031,904

Consumer Goods Non Durable - 6.84%
Acosta, Inc., Senior Secured First
Lien Term B Loan, 4.750%,
03/01/2018	B1	1,541,163	1,542,126
Acosta, Inc., Senior Secured First
Lien Term C Loan, L +
4.250%, 03/01/2018(b)	B1	764,706	766,140
Amscan Holdings, Inc., Senior
Secured First Lien Term
Loan, 6.750%, 12/04/2017	B2	3,839,134	3,843,146
Armored AutoGroup, Inc. (fka
Viking Acquisition, Inc. (aka
Global Autocare)), Senior
Secured First Lien Term B
Loan, 6.000%, 11/05/2016	Ba3	1,253,643	1,234,525
FGI Operating Co., LLC, Senior
Secured First Lien Term B
Loan, 5.500%, 04/19/2019	Ba3	1,666,667	1,672,917

Semi-Annual Report | June 30, 2012	11

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Consumer Goods Non Durable (continued)
Inmar, Inc., Senior Secured First
Lien Term Loan, 6.500%,
08/12/2018	B1	$2,963,956	$2,965,185
Revlon Consumer Products
Corp., Senior Secured First
Lien Term Loan, 4.750%,
11/20/2017	Ba3	2,925,413	2,917,485
Sagittarius Restaurants LLC (fka
Captain D’s), Senior
Secured First Lien Term
Loan, 7.500%, 05/18/2015	B1	2,062,500	2,058,633
Totes Isotoner Corp., Senior
Secured First Lien Delayed
Draw Term Loan, 7.250%,
07/07/2017	B3	280,058	278,658
Totes Isotoner Corp., Senior
Secured First Lien Initial
Term Loan, 7.250%,
07/07/2017	B3	2,700,411	2,686,908

			19,965,723

Containers, Packaging and Glass - 3.96%
Consolidated Container Co.,,
Senior Secured First Lien
Term A Loan, L + 5.000%,
01/01/2020(b)	B1	1,111,111	1,113,194
John Henry Holdings, Inc. (aka
Multi Packaging Solutions),
Senior Secured First Lien
Effective Date Term
Advance Loan, 7.000%,
05/13/2016	B2	5,400,000	5,400,000
Pelican Products, Inc., Senior
Secured First Lien Term
Loan, L + 5.500%,
06/15/2018(b)	B1	2,142,857	2,132,143
Reynolds Group Holdings, Inc.,
Senior Secured Tranche C
First Lien Term Loan,
6.500%, 05/05/2016	Ba3	2,881,236	2,910,495

			11,555,832

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Energy Electricity - 2.45%
NXP BV, Senior Secured Tranche
A-2 First Lien Term Loan,
5.500%, 03/03/2017	B2	$1,878,661	$1,886,880
NXP BV, Senior Secured Tranche
B First Lien Term Loan,
5.250%, 03/19/2019	B2	1,995,000	1,990,012
Star West Generation LLC,
Senior Secured First Lien
Term B Advance Loan,
6.000%, 05/17/2018	Ba3	3,384,615	3,280,268

			7,157,160

Energy, Oil and Gas - 4.05%
Chesapeake Energy Corp., Senior
Unsecured Second Lien
Term Loan, 8.500%,
12/04/2017	Ba2	2,000,000	1,986,030
CITGO Petroleum Corp., Senior
Secured First Lien Term B
Loan, 8.000%, 06/24/2015	Ba2	507,234	511,039
CITGO Petroleum Corp., Senior
Secured First Lien Term C
Loan, 9.000%, 06/26/2017	Ba2	1,471,281	1,489,672
Crestwood Holdings LLC, Senior
Secured First Lien Term
Loan, 9.750%, 03/26/2018	Caa1	1,257,143	1,266,578
Everest Acquisition LLC, Senior
Secured First Lien Term
Loan, 6.500%, 04/24/2018	Ba3	1,666,667	1,687,500
Sheridan Production Partners LP,
Senior Secured First Lien
Term Loan [SIP I], 6.500%,
04/20/2017	B2	4,013,242	4,020,767
Sheridan Production Partners LP,
Senior Secured First Lien
Term Loan [SPP I-A],
6.500%, 04/20/2017	B2	531,788	532,785

Semi-Annual Report | June 30, 2012	13

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Sheridan Production Partners LP,
Senior Secured First Lien
Term Loan [SPP I-M],
6.500%, 04/20/2017	B2	$324,819	$325,428

			11,819,799

Environmental Industries - 1.45%
PSC Industrial Outsourcing LP,
Senior Secured First Lien
Term Loan, 7.250%,
07/29/2016	Ba3	4,221,494	4,232,048

Healthcare and Pharmaceuticals - 20.25%
Alkermes, Inc., Senior Secured
First Lien Term Loan,
6.750%, 07/07/2017	B1	2,423,306	2,438,452
Ardent Medical Services, Inc.,
Senior Secured Tranche B
First Lien Term Loan,
6.500%, 09/15/2015	B1	3,908,606	3,898,835
Aurora Diagnostics Holdings LLC,
Senior Secured Tranche B
First Lien Term Loan,
6.250%, 05/26/2016	Ba2	2,500,000	2,483,600
Bausch & Lomb, Inc., Senior
Secured First Lien Parent
Term Loan, 5.250%,
05/17/2019	B1	2,000,000	1,992,500
Capsugel Holdings U.S.,
Inc., Senior Secured First
Lien Initial Term Loan,
5.250%, 08/01/2018	B1	1,898,043	1,909,906
Carestream Health, Inc. (aka
Onex Carestream Finance
LP), Senior Secured First
Lien Term B Loan, 5.000%,
02/27/2017	B1	4,935,793	4,729,872
CHG Cos., Inc., Senior Secured
Additional First Lien
Converted Term B Loan,
5.250%, 10/07/2016	Ba2	1,634,637	1,623,913

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
Convatec, Inc. (aka Cidron
Healthcare, Ltd.), Senior
Secured First Lien Dollar
Term Loan, 5.750%,
12/22/2016	Ba3	$2,740,530	$2,749,095
Drumm Investors LLC (aka
Golden Living), Senior
Secured First Lien Term
Loan, 5.000%, 05/04/2018	B1	4,948,805	4,688,993
Emergency Medical Services
Corp. (aka AMR/EMCare),
Senior Secured First Lien
Initial Term Loan, 5.250%,
05/25/2018	B1	3,534,386	3,505,669
Health Management Associates,
Inc., Senior Secured First
Lien Term B Loan, 4.500%,
11/16/2018	B1	1,990,000	1,978,398
IASIS Healthcare LLC, Senior
Secured First Lien Term B
Loan, 5.000%, 05/03/2018	Ba3	2,802,525	2,756,984
Immucor, Inc., Senior Secured
First Lien Term B Loan,
7.250%, 08/17/2018	Ba3	2,549,363	2,567,693
MedAssets, Inc., Senior Secured
First Lien Term Loan,
5.250%, 11/16/2016	Ba3	3,159,309	3,173,636
MMM Holdings, Inc., Senior
Secured First Lien Term B
Loan, 8.500%, 04/04/2017	B1	1,409,432	1,404,146
NAMM Holdings, Inc., Senior
Secured First Lien Term B
Loan, 8.500%, 04/04/2017	B1	1,409,432	1,404,146
National Specialty Hospitals,
Inc., Senior Secured First
Lien Delayed Draw Term
Loan, 0.750%, 02/03/2017	B2	445,545	434,406
National Specialty Hospitals,
Inc., Senior Secured First
Lien Initial Term Loan,
8.250%, 02/03/2017	B2	2,522,684	2,459,617

Semi-Annual Report | June 30, 2012	15

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
Pharmaceutical Product
Development, Inc., Senior
Secured First Lien Term
Loan, 6.250%, 12/05/2018	B1	$2,076,522	$2,091,576
Sheridan Healthcare, Inc., Senior
Secured First Lien Term
Loan, L + 4.750%,
01/01/2020(b)	B1	1,276,596	1,276,596
Smile Brands Group, Inc., Senior
Secured First Lien Term B
Loan, 7.000%, 12/21/2017	Ba3	4,886,943	4,873,211
Surgery Center Holdings, Inc.,
Senior Secured First Lien
Term Loan, 6.500%,
02/06/2017	Ba3	2,284,839	2,273,415
Surgical Care Affiliates LLC,
Senior Secured First Lien
Class B Term Loan, 4.461%,
12/29/2017	Ba3	2,487,404	2,435,579

			59,150,238

High Tech Industries - 13.04%
Aspect Software, Inc., Senior
Secured Tranche B First
Lien Term Loan, 6.250%,
05/09/2016	Ba3	4,072,475	4,051,094
Hyland Software, Inc., Senior
Secured First Lien Term
Loan, 6.000%, 12/19/2016	B1	3,020,932	3,013,380
Kronos, Inc. (aka Seahawk
Acquisition Corp.), Senior
Secured Tranche B-1
Second Lien Term Loan,
10.461%, 06/11/2018	B1	4,000,000	4,047,500
Lawson Software, Inc., Senior
Secured Tranche B First
Lien Term Loan, 6.250%,
04/05/2018	B2	1,690,141	1,701,625
Openlink International, Inc.,
Senior Secured First Lien
Initial Term Loan, 7.750%,
10/30/2017	B2	1,456,098	1,461,558

16	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

High Tech Industries (continued)
Presidio, Inc., Senior Secured
First Lien Term Loan,
7.250%, 03/31/2017	Ba3	$3,880,206	$3,919,008
Shield Finance Co. S.A.R.L. (aka
Sophos PLC), Senior
Secured First Lien Term B-2
Incremental Loan, 6.500%,
05/10/2019	B2	1,470,588	1,453,125
Ship U.S. Bidco, Inc., (aka RBS
WorldPay), Senior Secured
First Lien Facility B2A Term
Loan, 5.250%, 11/30/2017	Ba2	1,522,144	1,525,379
Sophia LP, Senior Secured First
Lien Initial Term Loan,
6.250%, 07/19/2018	Ba3	3,192,000	3,216,275
Spansion LLC, Senior Secured
First Lien Term Loan,
4.750%, 02/09/2015	Ba3	2,605,599	2,613,741
SRA International, Inc., Senior
Secured First Lien Term
Loan, 6.500%, 07/20/2018	B1	1,490,763	1,448,366
Technicolor, SA, Senior Secured
First Lien Term A2 Facility
Loan, L + 5.000%,
05/26/2016(b)	B3	585,484	523,593
Technicolor, SA, Senior Secured
First Lien Term B2 Facility
Loan, L + 6.000%,
05/26/2017(b)	B3	1,414,516	1,264,988
Vertafore, Inc., Senior Secured
First Lien Term Loan,
5.250%, 07/29/2016	Caa1	3,940,024	3,927,712
Vertafore, Inc., Senior Secured
Second Lien Term Loan,
9.750%, 10/27/2017	Caa1	2,000,000	1,995,830
Wall Street Systems Holdings,
Inc., Senior Secured First
Lien Term Loan, 5.500%,
06/20/2017	Ba3	1,932,759	1,925,511

			38,088,685

Semi-Annual Report | June 30, 2012	17

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Hotels, Gaming and Leisure - 4.06%
Alpha Topco, Ltd. (Formula One),
Senior Secured First Lien
Facility B Term Loan,
5.750%, 04/28/2017	Ba3	$1,108,333	$1,110,495
AMC Entertainment, Inc., Senior
Secured First Lien Term B3
Loan, 4.250%, 02/22/2018	Ba2	995,000	992,930
Boyd Gaming Corp., Senior
Secured First Lien
Increased Term Loan,
6.000%, 12/17/2015	B2	606,218	610,385
CCM Merger, Inc., (aka
MotorCity Casino), Senior
Secured First Lien Term B
Loan, 6.000%, 03/01/2017	B3	1,363,636	1,352,557
Kasima LLC (DCIP), Senior
Secured First Lien
Incremental Term Loan,
5.000%, 03/31/2017	Baa1	1,934,694	1,937,112
Mood Media Corp., Senior
Secured First Lien Term
Loan, 7.000%, 05/07/2018	Ba3	3,901,765	3,865,186
Six Flags Theme Parks, Inc.,
Senior Secured Tranche B
First Lien Term Loan,
4.250%, 12/20/2018	B1	2,000,000	1,989,750

			11,858,415

Media Advertising, Printing and Publishing - 3.53%
Cenveo Corp., Senior Secured
First Lien Term B Facility
Loan, 6.625%, 12/21/2016	Ba3	3,067,911	3,060,242
InfoGroup, Inc., Senior Secured
First Lien Term B Loan,
5.750%, 05/28/2018	B1	1,691,298	1,479,886
Playboy Enterprises, Inc., Senior
Secured First Lien Term B
Loan, 8.250%, 03/06/2017	B2	1,666,152	1,641,159

18	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Media Advertising, Printing and Publishing (continued)
Postmedia Network, Inc. (aka CW Acquisition LP), Senior Secured Tranche C First Lien Term Loan, 6.250%, 07/13/2016	Ba3	$2,298,691	$2,283,371
RBS Holding Co. LLC, Senior Secured First Lien Term B Loan, 9.250%, 03/23/2017	B1	2,962,500	1,851,562

			10,316,220

Media Broadcasting and Subscription - 4.83%
Barrington Broadcast Group LLC, Senior Secured Tranche 2 First Lien Term Loan, 7.500%, 06/14/2017	B2	1,155,405	1,164,793
Entercom Radio LLC, Senior Secured First Lien Term B Loan, 6.250%, 11/23/2018	B2	1,642,490	1,648,649
FoxCo Acquisition Sub LLC, Senior Secured First Lien Replacement Term Loan, 4.750%, 07/14/2015	B1	3,287,789	3,280,589
Hubbard Radio LLC, Senior Secured First Lien Term Loan, 5.250%, 04/28/2017	Ba3	931,024	931,024
Hubbard Radio LLC, Senior Secured Second Lien Term Loan, 8.750%, 04/30/2018	Caa1	1,428,571	1,433,929
Kabel Deutschland Vertrib Und Service Gmbh & Co., Senior Secured First Lien Facility F Term Loan, 4.250%, 02/01/2019	Ba2	1,000,000	995,315
Summit Entertainment LLC, Senior Secured First Lien Term Loan, 6.750%, 09/07/2016	B1	1,794,962	1,790,475

Semi-Annual Report | June 30, 2012	19

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Media Broadcasting and Subscription (continued)
Univision Communications, Inc., Senior Secured Extended First Lien Term Loan, 4.495%, 03/31/2017	B2	$3,000,000	$2,846,025

			14,090,799

Retail - 10.80%
Academy, Ltd., Senior Secured First Lien Initial Term Loan, 6.000%, 08/03/2018	B2	3,482,500	3,504,805
Ascena Retail Group, Inc., Senior Secured Tranche B First Lien Term Loan, 4.750%, 06/14/2018	Ba2	1,346,154	1,349,102
Bass Pro Group LLC, Senior Secured First Lien Term Loan, 5.250%, 06/13/2017	B1	1,621,260	1,627,339
BJ’s Wholesale Club, Inc., Senior Secured Replacement First Lien Term Facility Loan, 5.250%, 09/28/2018	B1	1,992,506	2,001,224
Burlington Coat Factory Warehouse Corp., Senior Secured First Lien Term B-1 Loan, 5.500%, 02/23/2017	B3	1,868,856	1,862,885
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Secured First Lien Term Loan, 4.750%, 03/07/2018	B1	4,044,455	4,002,999
Container Store, Inc., Senior Secured First Lien Term B3 Loan, 6.250%, 04/08/2019	B3	3,101,071	3,093,319
Evergreen ACQCO 1 LP, (Value Village), Senior Secured First Lien Term B Loan, L + 5.000%, 07/09/2019(b)	Ba3	583,333	584,246
Neiman Marcus Group, Inc., Senior Secured First Lien Extended Term Loan, 4.750%, 05/16/2018	B2	2,000,000	1,981,380

20	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Retail (continued)
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	B3	$4,925,000	$4,752,625
Sprouts Farmers Market Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 04/18/2018	B2	2,224,350	2,196,546
The Gymboree Corp., Senior Secured First Lien Term Loan, 5.000%, 02/23/2018	B1	1,907,186	1,809,700
Toys “R” Us, Inc., Senior Secured First Lien Initial Term Loan, 6.000%, 09/01/2016	B1	2,947,500	2,781,703

			31,547,873

Services - Business - 12.06%
Advantage Sales & Marketing, Inc., Senior Secured Second Lien Term Loan, 9.250%, 06/18/2018	Caa1	5,000,000	4,995,825
AlixPartners LLP, Senior Secured First Lien Initial Term B2 Loan, L + 5.250%, 06/28/2019(b)	Ba3	3,000,000	2,977,500
Altegrity, Inc. (aka U.S. Investigation Services, Inc.), Senior Secured Tranche D First Lien Term Loan, 7.750%, 12/31/2014	B1	1,615,494	1,610,107
BarBri, Inc., Senior Secured First Lien Term Loan, 6.000%, 06/19/2017	B1	3,049,375	3,030,316
Epicor Software Corp., Senior Secured First Lien Term B Loan, 5.000%, 05/16/2018	Ba3	992,469	981,055
PGA Holdings, Inc., Senior Secured First Lien Term B Loan, 5.250%, 04/20/2018	B2	2,267,045	2,272,713

Semi-Annual Report | June 30, 2012	21

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Services - Business (continued)
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	B2	$1,979,835	$1,945,812
Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term B-1 Loan, 5.000%, 12/31/2016	B2	2,264,615	2,254,708
Sedgwick Holdings, Inc., Senior Secured Second Lien Term Loan, 9.000%, 05/28/2017	B2	5,000,000	4,983,350
Sitel LLC (aka Clientlogic Corp.), Senior Secured First Lien Extended U.S. Term Loan, 7.331%, 01/30/2017	B1	3,500,000	3,161,672
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Delayed Draw Term Loan, 6.000%, 07/28/2017	Ba1	203,750	203,750
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Term B Loan, 6.000%, 07/26/2017	Ba3	1,207,269	1,209,913
VCPH Holding Corp. (aka Wolverine Healthcare Analystics), Senior Secured Tranche B First Lien Term Loan, 6.750%, 06/06/2019	Ba3	3,643,836	3,648,390
Web.com Group, Inc., Senior Secured First Lien Term Loan, 7.000%, 10/27/2017	B1	1,936,667	1,929,385

			35,204,496

Services - Consumer - 0.49%
Monitronics International, Inc., Senior Secured First Lien Term Loan, 5.500%, 03/23/2018	B2	1,447,984	1,440,744

22	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Telecommunications - 9.44%
Alaska Communications Systems Holdings, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/21/2016	Ba3	$2,729,968	$2,474,716
Avaya, Inc., Senior Secured B-3 Extended First Lien Term B- 3 Loan, 4.967%, 10/26/2017	B1	4,955,539	4,403,021
Crown Castle Operating Co., Senior Secured Tranche B First Lien Term Loan, 4.000%, 01/31/2019	Ba2	995,000	981,627
Digitalglobe, Inc., Senior Secured First Lien Term Loan, 5.750%, 10/12/2018	Ba3	3,495,000	3,466,586
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 5.750%, 11/30/2016	B2	3,166,076	3,189,822
Greeneden U.S. Holdings II LLC, Senior Secured First Lien Term Loan, 6.750%, 01/31/2019	B2	1,031,897	1,037,701
Intelsat Jackson Holdings, Ltd., Senior Secured First Lien Tranche B Term Loan, 5.250%, 04/03/2018	B1	1,394,478	1,395,782
Sorenson Communications, Inc., Senior Secured First Lien Tranche C Term Loan, 6.000%, 08/16/2013	B1	3,134,711	3,026,971
Syniverse Holdings, Inc., (Buccaneer Merger Sub. Inc.), Senior Secured First Lien Term Loan, 5.000%, 04/23/2019	B1	3,000,000	2,986,245
TowerCo Finance LLC, Senior Secured First Lien New Term Loan, 4.500%, 01/28/2017	B1	553,000	555,303
Verint Systems, Inc., Senior Secured First Lien Term Loan, 4.500%, 10/27/2017	B1	1,627,397	1,618,243

Semi-Annual Report | June 30, 2012	23

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Telecommunications (continued)
Zayo Group LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, L + 5.875%, 07/02/2019(b)	B1	$2,428,571	$2,441,151

			27,577,168

Transportation Cargo - 1.52%
Nexeo Solutions LLC (aka Ashland Distribution), Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	B1	3,291,667	3,217,604
Ozburn-Hessey Holding Co. LLC, Senior Secured First Lien Term Loan, 8.250%, 04/08/2016	Ba3	842,283	785,428
Rail America, Inc., Senior Secured First Lien Initial Term Loan, 4.000%, 03/01/2019	B1	419,118	419,906

			4,422,938

Transportation Consumer - 1.77%
Avis Budget Car Rental LLC, Senior Secured Tranche C First Lien Term Loan, 4.250%, 03/15/2019	Ba1	2,940,630	2,934,014
Hertz Corp., Senior Secured Tranche B First Lien Term Loan, 3.750%, 03/12/2018	Ba1	1,989,924	1,971,547
Sabre, Inc., Senior Secured Extended First Lien Term Loan, 5.995%, 09/30/2017	B1	286,248	276,015

			5,181,576

Utilities, Oil and Gas - 1.41%
Energy Transfer Equity LP, Senior Secured First Lien Term Loan, 3.750%, 3/24/2017	Ba2	2,097,633	2,062,047

24	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Utilities, Oil and Gas (continued)
Frac Tech International LLC,
Senior Secured First Lien Term Loan, 6.250%, 05/06/2016	B2	$2,243,976	$2,055,785

			4,117,832

Wholesale - 0.37%
CDW Corp., Senior Secured First
Lien Extended Term Loan, 4.000%, 07/15/2017	B2	1,101,794	1,080,105

TOTAL FLOATING RATE LOAN INTERESTS (Cost $388,316,722)			388,617,027

CORPORATE BONDS - 8.16%
Beverage, Food and Tobacco - 0.69%
Del Monte Foods Co., Senior
Unsecured Bond, 7.625%, 02/15/2019	B3	2,000,000	2,027,500

Chemicals, Plastics and Rubber - 0.05%
Ineos Finance PLC, Senior
Unsecured Bond, 7.500%, 05/01/2020(c)	B1	150,000	151,875

Energy, Oil and Gas - 0.17%
Calumet Specialty Products
Partners LP, Senior Unsecured Bond, 9.625%, 08/01/2020(c)	B3	250,000	255,000
Chaparral Energy, Inc., Senior
Unsecured Bond, 7.625%, 11/15/2022(c)	B3	250,000	256,250

			511,250

Healthcare and Pharmaceuticals - 1.03%
Aurora Diagnostics Holdings LLC,
Senior Unsecured Bond, 10.750%, 01/15/2018	B3	3,000,000	3,000,000

Semi-Annual Report | June 30, 2012	25

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

High Tech Industries - 1.13%
Allen Systems Groups, Inc.,
Senior Secured Bond, 10.500%, 11/15/2016(c)	Caa1	$3,983,000	$3,285,975

Hotels, Gaming and Leisure - 0.35%
Carlson Wagonlit BV, Senior
Unsecured Bond, 6.875%, 06/15/2019(c)	B1	1,000,000	1,030,000

Media Broadcasting and Subscription - 1.58%
CCO Holdings LLC / CCO Holdings
Capital Corp., Senior Unsecured Bond, 6.500%, 04/30/2021	B1	1,000,000	1,070,000
Entercom Radio LLC, Senior
Unsecured Bond, 10.500%, 12/01/2019	Caa1	1,300,000	1,404,000
National CineMedia LLC, Senior
Unsecured Bond, 7.875%, 07/15/2021	B2	2,000,000	2,130,000

			4,604,000

Retail - 0.36%
Chinos Acquisition Corp. (aka J.
Crew Group, Inc.), Senior Unsecured Bond, 8.125%, 03/01/2019	Caa1	1,000,000	1,037,500

Services - Consumer - 0.33%
Monitronics International, Inc.,
Senior Unsecured Bond, 9.125%, 04/01/2020(c)	Caa1	1,000,000	965,000

Telecommunications - 2.47%
Cincinnati Bell, Inc. (aka
Broadwing, Inc.), Senior Unsecured Bond, 8.375%, 10/15/2020	B1	5,000,000	5,112,500

26	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Telecommunications (continued)
Intelsat Jackson Holdings, Ltd.,
SA, Senior Unsecured Bond, 7.250%, 10/15/2020(c)	B3	$2,000,000	$2,110,000

			7,222,500

TOTAL CORPORATE BONDS (Cost $23,979,532)			23,835,600

Total Investments - 141.23% (Cost $412,296,254)			412,452,627

Assets in Excess of Other Liabilities - 8.12%			23,704,646

Term Preferred Shares - (16.47)%* (plus distributions payable on term preferred shares)			(48,112,296)

Senior Secured Notes - (32.87)%			(96,000,000)

Net Assets - 100.00%			$292,044,977

Amounts above are shown as a percentage of net assets as of June 30, 2012.

*	Series A Floating Rate Cumulative Term Preferred Shares, “Term Preferred Shares”.
(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of June 30, 2012. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $8,054,100, which represents approximately 2.76% of net assets as of June 30, 2012.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2012	27

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 82.03%
Aerospace and Defense - 0.25%
Camp Systems International
Holdings Co., Senior Secured First Lien Initial Term Loan, 6.500%, 05/31/2019	B3	$588,235	$597,794

Automotive - 2.38%
Chrysler Group LLC, Senior
Secured Tranche B First Lien Term Loan, 6.000%, 05/24/2017	Ba2	3,328,988	3,358,117
FRAM Group Holdings, Inc. (aka
Autoparts Holdings), Senior Secured First Lien Term Loan, 6.500%, 07/31/2017	B1	2,357,752	2,278,178

			5,636,295

Banking, Finance, and Real Estate - 4.73%
AMWINS Group, Inc., Senior
Secured First Lien Term Loan, 5.750%, 06/06/2019	B1	1,500,000	1,495,943
Asurion LLC, Senior Secured First
Lien Term B Loan, 5.500%, 05/24/2018	Ba3	948,182	944,697
Asurion LLC, Senior Secured
Second Lien Term Loan, 9.000%, 05/24/2019	Ba3	2,571,429	2,628,489
BNY ConvergEx Group LLC,
Senior Secured EZE Borrower First Lien Term Loan, 5.250%, 12/19/2016	B1	582,289	564,337
BNY ConvergEx Group LLC,
Senior Secured First Lien Top Borrower Term Loan, 5.250%, 12/19/2016	B1	1,325,659	1,284,789

28	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Banking, Finance, and Real Estate (continued)
First Data Corp., Senior Secured
First Lien Extended 2018 Dollar Term Loan, 4.245%, 03/26/2018	B1	$1,833,992	$1,687,392
Realogy Corp., Senior Secured
Second Lien Term Facility Loan, 13.500%, 10/15/2017	B1	2,500,000	2,570,625

			11,176,272

Beverage, Food and Tobacco - 4.29%
Advance Pierre Foods, Inc.,
Senior Secured First Lien Term Loan, 7.000%, 09/30/2016	B1	967,469	973,318
Advance Pierre Foods, Inc.,
Senior Secured Second Lien Term Loan, 11.250%, 09/29/2017	B1	2,000,000	2,013,750
Burger King Corp., Senior
Secured Tranche B First Lien Term Loan, 4.500%, 10/19/2016	Ba3	2,191,752	2,186,547
Fairway Group Acquisition Co.,
Senior Secured First Lien Term Loan, 7.500%, 03/03/2017	B2	4,443,771	4,415,997
Roundy’s Supermarkets, Inc.,
Senior Secured Tranche B First Lien Term Loan, 5.750%, 02/13/2019	B1	558,042	559,836

			10,149,448

Capital Equipment - 1.57%
Sensus USA, Inc. (fka Sensus
Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Caa1	3,714,286	3,705,019

Semi-Annual Report | June 30, 2012	29

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Chemicals, Plastics and Rubber - 1.67%
Arizona Chemical U.S., Inc.,
Senior Secured First Lien Term Loan, 7.250%, 12/22/2017	Ba3	$1,295,455	$1,307,153
Norit Holdings BV, Senior
Secured First Lien Term Loan, 6.750%, 07/10/2017	B1	1,145,192	1,150,918
Nusil Technology LLC, Senior
Secured First Lien Term Loan, 5.250%, 04/07/2017	B1	662,114	661,008
Trinseo Materials Operating
S.C.A., Senior Secured First Lien Term Loan, 6.000%, 08/02/2017	B1	883,054	829,524

			3,948,603

Construction and Building - 1.91%
Genarac Power Systems, Inc.,
Senior Secured First Lien Term B Facility Loan, 6.250%, 05/30/2018	Ba3	2,142,857	2,140,853
Roofing Supply Group LLC,
Senior Secured First Lien Term Loan, 6.500%, 05/31/2019	B2	2,357,727	2,364,612

			4,505,465

Consumer Goods Durable - 3.62%
Hupah Finance, Inc., Senior
Secured First Lien Initial Term Loan, 6.250%, 01/21/2019	B2	4,812,500	4,826,047
Kinetic Concepts, Inc., Senior
Secured First Lien Dollar Term B-1 Loan, 7.000%, 05/04/2018	Ba2	1,717,986	1,735,166
Vision Solutions, Inc., Senior
Secured Second Lien Term Loan, 9.500%, 07/23/2017	Caa1	2,000,000	1,990,000

			8,551,213

30	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Consumer Goods Non Durable - 6.48%
Acosta, Inc., Senior Secured First
Lien Term B Loan, 4.750%, 03/01/2018	B1	$2,405,573	$2,407,077
Acosta, Inc., Senior Secured First
Lien Term C Loan, L + 4.250%, 03/01/2018(b)	B1	764,706	766,140
Amscan Holdings, Inc., Senior
Secured First Lien Term Loan, 6.750%, 12/04/2017	B2	2,954,887	2,957,975
Armored AutoGroup, Inc. (fka
Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	Ba3	4,917,557	4,842,564
Freedom Group, Inc., Senior
Secured First Lien Term B Loan, 5.500%, 04/19/2019	Ba3	666,667	669,167
Inmar, Inc., Senior Secured First
Lien Term Loan, 6.500%, 08/12/2018	B1	222,677	222,769
Revlon Consumer Products
Corp., Senior Secured First Lien Term Loan, 4.750%, 11/20/2017	Ba3	994,975	992,278
Totes Isotoner Corp., Senior
Secured First Lien Delayed Draw Term Loan, 7.250%, 07/07/2017	B3	232,617	231,454
Totes Isotoner Corp., Senior
Secured First Lien Initial Term Loan, 7.250%, 07/07/2017	B3	2,242,969	2,231,754

			15,321,178

Containers, Packaging and Glass - 1.07%
Consolidated Container Co.,
Senior Secured First Lien Term A Loan, L + 5.000%, 01/01/2020(b)	B1	1,111,111	1,113,194

Semi-Annual Report | June 30, 2012	31

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Containers, Packaging and Glass (continued)
Pelican Products, Inc., Senior
Secured First Lien Term Loan, L + 5.500%, 06/15/2018(b)	B1	$1,428,571	$1,421,429

			2,534,623

Energy Electricity - 2.23%
NXP BV, Senior Secured Tranche
A-2 First Lien Term Loan, 5.500%, 03/03/2017	B2	1,995,000	1,990,012
Star West Generation LLC,
Senior Secured First Lien Term B Advance Loan, 6.000%, 05/17/2018	Ba3	3,384,615	3,280,268

			5,270,280

Energy, Oil and Gas - 1.98%
Chesapeake Energy Corp., Senior
Unsecured Second Lien Term Loan, 8.500%, 12/04/2017	Ba2	800,000	794,412
Crestwood Holdings LLC, Senior
Secured First Lien Term Loan, 9.750%, 03/26/2018	Caa1	1,885,714	1,899,867
Sheridan Production Partners LP,
Senior Secured First Lien Term Loan [SIP I], 6.500%, 04/20/2017	B2	1,631,424	1,634,483
Sheridan Production Partners LP,
Senior Secured First Lien Term Loan [SIP I-A], 6.500%, 04/20/2017	B2	216,177	216,582
Sheridan Production Partners LP,
Senior Secured First Lien Term Loan [SIP I-M], 6.500%, 04/20/2017	B2	132,042	132,290

			4,677,634

Healthcare and Pharmaceuticals - 10.82%
Alkermes, Inc., Senior Secured
First Lien Term Loan, 6.750%, 07/07/2017	B1	1,925,806	1,937,843

32	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
Ardent Medical Services, Inc.,
Senior Secured Tranche B First Lien Term Loan, 6.500%, 09/15/2015	B1	$2,760,129	$2,753,229
Carestream Health, Inc. (aka
Onex Carestream Finance LP), Senior Secured First Lien Term B Loan, 5.000%, 02/27/2017	B1	4,935,793	4,729,871
Grifols, Inc., Senior Secured
Tranche B First Lien Term Loan, 4.500%, 06/01/2017	Ba3	1,058,775	1,051,496
HCR Healthcare LLC (aka Manor
Care, Inc.), Senior Secured First Lien Term B Loan, 5.000%, 04/06/2018	Ba3	1,147,234	1,119,270
Health Management Associates,
Inc., Senior Secured First Lien Term B Loan, 4.500%, 11/16/2018	B1	992,506	986,720
MedAssets, Inc., Senior Secured
First Lien Term Loan, 5.250%, 11/16/2016	Ba3	1,472,945	1,479,625
MMM Holdings, Inc., Senior
Secured First Lien Term B Loan, 8.500%, 04/04/2017	B1	918,807	915,361
NAMM Holdings, Inc., Senior
Secured First Lien Term B Loan, 8.500%, 04/04/2017	B1	918,807	915,361
National Specialty Hospitals,
Inc., Senior Secured First Lien Delayed Draw Term Loan, 0.750%, 02/03/2017	B2	445,545	434,406
National Specialty Hospitals,
Inc., Senior Secured First Lien Initial Term Loan, 8.250%, 02/03/2017	B2	2,522,684	2,459,617
Pharmaceutical Product
Development, Inc., Senior Secured First Lien Term Loan, 6.250%, 12/05/2018	B1	1,081,522	1,089,363

Semi-Annual Report | June 30, 2012	33

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
Sheridan Healthcare, Inc., Senior
Secured First Lien Term
Loan, L + 4.750%,
01/01/2020(b)	B1	$1,276,596	$1,276,596
Smile Brands Group, Inc., Senior
Secured First Lien Term B
Loan, 7.000%, 12/21/2017	Ba3	2,677,866	2,670,341
United Surgical Partners
International, Inc., Senior
Secured Tranche B First
Lien Term Loan, 6.000%,
04/03/2019	Ba3	1,773,333	1,751,167

			25,570,266

High Tech Industries - 8.44%
Hyland Software, Inc., Senior
Secured First Lien Term
Loan, 6.000%, 12/19/2016	B1	3,012,244	3,004,713
Kronos, Inc. (aka Seahawk
Acquisition Corp.), Senior
Secured Tranche B-1
Second Lien Term Loan,
10.461%, 06/11/2018	B1	3,000,000	3,035,625
Lawson Software, Inc., Senior
Secured Tranche B First
Lien Term Loan, 6.250%,
04/05/2018	B2	1,690,141	1,701,625
Openlink International, Inc.,
Senior Secured First Lien
Initial Term Loan, 7.750%,
10/30/2017	B2	1,456,098	1,461,558
Presidio, Inc., Senior Secured
First Lien Term Loan,
7.250%, 03/31/2017	Ba3	4,671,659	4,718,376
Shield Finance Co. S.A.R.L. (aka
Sophos PLC), Senior
Secured First Lien Term B-2
Incremental Loan, 6.500%,
05/10/2019	B2	1,102,941	1,089,844
Sophia LP, Senior Secured First
Lien Initial Term Loan,
6.250%, 7/19/2018	Ba3	3,192,000	3,216,275

34	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

High Tech Industries (continued)
SRA International, Inc., Senior
Secured First Lien Term
Loan, 6.500%, 07/20/2018	B1	$1,783,918	$1,733,183

			19,961,199

Hotels, Gaming and Leisure - 2.27%
AMC Entertainment, Inc., Senior
Secured First Lien Term B3
Loan, 4.250%, 02/22/2018	Ba2	663,333	661,954
CCM Merger (aka Motor City
Casino), Senior Secured
First Lien Term B Loan,
6.000%, 03/01/2017	B3	875,440	868,327
Kasima LLC (DCIP), Senior
Secured First Lien
Incremental Term Loan,
5.000%, 03/31/2017	Baa1	1,869,285	1,871,621
Mood Media Corp., Senior
Secured Second Lien Term
Loan, 10.250%, 11/06/2018	Ba3	2,000,000	1,960,000

			5,361,902

Media Advertising, Printing and Publishing - 2.25%
Cenveo Corp., Senior Secured
First Lien Term B Facility
Loan, 6.625%, 12/21/2016	Ba3	997,468	994,975
InfoGroup, Inc., Senior Secured
First Lien Term B Loan,
5.750%, 05/28/2018	B1	2,114,122	1,849,857
RBS Holding Co. LLC, Senior
Secured First Lien Term B
Loan, 9.250%, 03/23/2017	B1	3,950,000	2,468,750

			5,313,582

Media Broadcasting and Subscription - 3.42%
Barrington Broadcasting Group
LLC, Senior Secured
Tranche 2 First Lien Term
Loan, 7.500%, 06/14/2017	B2	1,155,405	1,164,793
Entercom Radio LLC, Senior
Secured First Lien Term B
Loan, 6.250%, 11/23/2018	B2	689,157	691,741

Semi-Annual Report | June 30, 2012	35

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Media Broadcasting and Subscription (continued)
Hubbard Radio LLC, Senior
Secured Second Lien Term
Loan, 8.750%, 04/30/2018	Caa1	$2,285,714	$2,294,285
Summit Entertainment LLC,
Senior Secured First Lien
Term Loan, 6.750%,
09/07/2016	B1	1,794,962	1,790,475
Univision Communications, Inc.,
Senior Secured Extended
First Lien Term Loan,
4.495%, 03/31/2017	B2	2,250,000	2,134,519

			8,075,813

Retail - 7.33%
Academy, Ltd., Senior Secured
First Lien Initial Term Loan,
6.000%, 08/03/2018	B2	2,487,500	2,503,433
Container Store, Inc., Senior
Secured First Lien Term B3
Loan, 6.250%, 04/08/2019	B3	2,626,071	2,619,506
Lord & Taylor LLC, Senior
Secured First Lien Term B
Loan, 5.750%, 01/11/2019	Ba3	639,423	640,689
Neiman Marcus Group, Inc.,
Senior Secured First Lien
Extended Term Loan,
4.750%, 05/16/2018	B2	1,000,000	990,690
PETCO Animal Supplies, Inc.,
Senior Secured First Lien
Term Loan, 4.500%,
11/24/2017	B2	1,111,478	1,105,087
Sports Authority, Inc. (aka TSA),
Senior Secured First Lien
Term B Loan, 7.500%,
11/16/2017	B3	2,979,836	2,875,542
Sprouts Farmers Market
Holdings LLC, Senior
Secured First Lien Initial
Term Loan, 6.000%,
04/18/2018	B2	4,279,167	4,225,677

36	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Retail (continued)
The Gymboree Corp., Senior
Secured First Lien Term
Loan, 5.000%, 02/23/2018	B1	$532,195	$504,991
Toys “R” Us, Inc., Senior Secured
First Lien Initial Term Loan,
6.000%, 09/01/2016	B1	1,969,925	1,859,117

			17,324,732

Services - Business - 5.59%
Advantage Sales and Marketing,
Inc., Senior Secured First
Lien Term Loan, 5.250%,
12/18/2017	B1	1,970,000	1,960,150
AlixPartners LLP, Senior Secured
First Lien Initial Term B2
Loan, L + 5.250%,
06/28/2019(b)	Ba3	3,000,000	2,977,500
Epicor Software Corp., Senior
Secured First Lien Term B
Loan, 5.000%, 05/16/2018	Ba3	1,989,950	1,967,065
Scitor Corp., Senior Secured First
Lien Term Loan, 5.000%,
02/15/2017	B2	1,877,803	1,845,533
Sedgwick Claims Management
Services, Inc., Senior
Secured First Lien Term B-1
Loan, 5.000%, 12/31/2016	B2	1,409,269	1,403,103
U.S. Security Associates
Holdings, Inc., Senior
Secured First Lien Delayed
Draw Term Loan, 6.000%,
07/28/2017	Ba1	203,241	203,241
U.S. Security Associates
Holdings, Inc., Senior
Secured First Lien Term B
Loan, 6.000%, 07/26/2017	Ba3	1,204,236	1,206,874

Semi-Annual Report | June 30, 2012	37

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Services - Business (continued)
VCPH Holding Corp. (aka
Wolverine Healthcare
Analystics), Senior Secured
Tranche B First Lien Term
Loan, 6.750%, 06/06/2019	Ba3	$1,643,836	$1,645,890

			13,209,356

Services - Consumer - 1.11%
IL Fornaio Corp., Senior Secured
First Lien Term Loan,
6.500%, 06/10/2017	B1	1,185,750	1,183,278
Monitronics International, Inc.,
Senior Secured First Lien
Term Loan, 5.500%,
03/23/2018	B2	1,447,984	1,440,744

			2,624,022

Telecommunications - 7.35%
Alaska Communications Systems
Holdings, Inc., Senior
Secured First Lien Term
Loan, 5.500%, 10/21/2016	Ba3	2,139,117	1,939,110
Avaya, Inc., Senior Secured B-3
Extended First Lien Term B-
3 Loan, 4.967%,
10/26/2017	B1	2,953,176	2,623,912
Digitalglobe, Inc., Senior Secured
First Lien Term Loan,
5.750%, 10/12/2018	Ba3	1,493,747	1,481,603
Fibertech Networks LLC (aka
Firefox), Senior Secured
First Lien Term Loan,
5.750%, 11/30/2016	B2	1,899,646	1,913,893
Greeneden U.S. Holdings II LLC,
Senior Secured First Lien
Term Loan, 6.750%,
01/31/2019	B2	687,931	691,801
Sorenson Communications, Inc.,
Senior Secured First Lien
Tranche C Term Loan,
6.000%, 08/16/2013	B1	4,445,280	4,292,495

38	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Telecommunications (continued)
Syniverse Holdings, Inc.,
(Buccaneer Merger Sub.,
Inc.), Senior Secured First
Lien B-2 Term Loan,
5.000%, 4/23/2019	B1	$2,000,000	$1,990,830
Zayo Bandwidth LLC (Zayo
Capital, Inc.), Senior
Secured First Lien Term
Loan, L + 5.875%,
07/02/2019(b)	B1	2,428,571	2,441,151

			17,374,795

Transportation Consumer - 0.38%
Avis Budget Car Rental LLC,
Senior Secured First Lien
Term B Loan, 6.250%,
09/22/2018	Ba1	629,365	631,052
Sabre, Inc., Senior Secured
Extended Term Loan,
5.995%, 09/30/2017	B1	286,248	276,015

			907,067

Utilities Electric - 0.25%
Texas Competitive Electric
Holdings Co. (aka TXU),
Senior Secured Extended
First Lien Term B Loan,
4.741%, 10/10/2017	B2	1,000,000	600,575

Wholesale - 0.64%
CDW Corp., Senior Secured First
Lien Extended Term Loan,
4.000%, 07/15/2017	B2	1,533,168	1,502,987

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $196,093,812)			193,900,120

Semi-Annual Report | June 30, 2012	39

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
CORPORATE BONDS - 27.74%
Automotive - 0.46%
Cooper-Standard Automotive,
Inc., Senior Secured Bond,
8.500%, 05/01/2018(c)	B2	$1,000,000	$1,083,750

Banking, Finance, and Real Estate - 0.83%
Realogy Corp., Senior Secured
Bond, 7.875%,
02/15/2019(c)(d)	Caa1	2,000,000	1,965,000

Beverage, Food and Tobacco - 1.86%
Del Monte Foods Co., Senior
Unsecured Bond, 7.625%,
02/15/2019(c)	B3	4,330,000	4,389,537

Chemicals, Plastics and Rubber - 0.55%
Ineos Finance PLC, Senior
Unsecured Bond,
8.375%, 02/15/2019(c)(d)	B1	1,000,000	1,037,500
7.500%, 05/01/2020(c)(d)	B1	250,000	253,125

			1,290,625

Consumer Goods Durable - 0.90%
Reynolds Group Issuer, Inc.,
Senior Unsecured Bond,
9.875%, 08/15/2019(c)(d)	Caa1	1,400,000	1,454,250
8.250%, 02/15/2021(d)	Caa1	700,000	668,500

			2,122,750

Energy, Oil and Gas - 5.74%
Alta Mesa Holdings LP, Senior
Unsecured Bond, 9.625%,
10/15/2018(c)	B3	2,000,000	1,985,000
BreitBurn Energy Partners LP,
Senior Unsecured Bond,
7.875%, 04/15/2022(c)(d)	B3	2,000,000	2,010,000
Calumet Specialty Products
Partners LP, Senior
Unsecured Bond,
9.375%, 05/01/2018	B3	1,800,000	1,813,500
9.625%, 08/01/2020(d)	B3	750,000	765,000

40	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Chaparral Energy, Inc., Senior
Unsecured Bond, 7.625%,
11/15/2022(d)	B3	$250,000	$256,250
Comstock Resources, Inc., Senior
Unsecured Bond, 9.500%,
06/15/2020	B3	2,000,000	1,975,000
Crestwood Midstream Partners
LP, Senior Unsecured Bond,
7.750%, 04/01/2019	B3	2,000,000	1,995,000
Resolute Energy Corp., Senior
Unsecured Bond, 8.500%,
05/01/2020(c)(d)	B3	750,000	747,188
SandRidge Energy, Inc., Senior
Unsecured Bond, 8.125%,
10/15/2022(d)	B3	2,000,000	2,022,500

			13,569,438

Healthcare and Pharmaceuticals - 1.71%
Accellent, Inc., Senior
Subordinated Bond,
10.000%, 11/01/2017(c)	Caa2	2,000,000	1,690,000
Health Management Associates,
Inc., Senior Unsecured
Bond, 7.375%,
01/15/2020(c)(d)	B3	100,000	106,875
Kindred Healthcare, Inc., Senior
Unsecured Bond, 8.250%,
06/01/2019(c)	B3	2,400,000	2,238,000

			4,034,875

High Tech Industries - 1.12%
Allen Systems Group, Inc., Senior
Secured Bond, 10.500%,
11/15/2016(c)(d)	Caa1	2,000,000	1,650,000
Viasystems, Inc., Senior
Unsecured Bond, 7.875%,
05/01/2019(c)(d)	B2	1,000,000	1,002,500

			2,652,500

Semi-Annual Report | June 30, 2012	41

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Hotels, Gaming and Leisure - 1.59%
Carlson Wagonlit BV, Senior
Unsecured Bond, 6.875%,
06/15/2019(c)(d)	B1	$1,000,000	$1,030,000
Palace Entertainment Holdings
LLC, Senior Secured Bond,
8.875%, 04/15/2017(c)(d)	B2	2,600,000	2,730,000

			3,760,000

Media Diversified and Production - 2.98%
Allbritton Communications Co.,
Senior Unsecured Bond,
8.000%, 05/15/2018	B2	2,000,000	2,100,000
Cambium Learning Group, Inc.,
Senior Secured Bond,
9.750%, 02/15/2017(c)	B2	3,000,000	2,760,000
Cequel Communications LLC,
Senior Unsecured Bond,
8.625%, 11/15/2017(c)(d)	B3	1,000,000	1,082,500
Mediacom Broadband Group
(aka MCC Iowa), Senior
Unsecured Bond, 9.125%,
08/15/2019	B3	1,000,000	1,102,500

			7,045,000

Metal and Mining - 1.27%
JMC Steel Group, Senior
Unsecured Bond, 8.250%,
03/15/2018(c)(d)	B3	2,000,000	1,995,000
Penn Virginia Resource Partners
LP, Senior Unsecured Bond,
8.375%, 06/01/2020(c)(d)	B2	1,000,000	1,020,000

			3,015,000

Retail - 3.11%
Burlington Coat Factory
Warehouse Corp., Senior
Unsecured Bond, 10.000%,
02/15/2019(c)	Caa1	2,000,000	2,130,000
Chinos Acquisition Corp. (aka J.
Crew Group, Inc.), Senior
Unsecured Bond, 8.125%,
03/01/2019(c)	Caa1	2,800,000	2,905,000

42	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Retail (continued)
HOA Restaurant Group LLC (aka
Hooters Restaurant), Senior
Secured Bond, 11.250%,
04/01/2017(c)(d)	B3	$500,000	$465,625
The Gymboree Corp., Senior
Unsecured Bond, 9.125%,
12/01/2018(c)	Caa2	2,000,000	1,865,000

			7,365,625

Services - Business - 2.34%
Emergency Medical Services
Corp. (aka CDRT Merger
Sub), Senior Unsecured
Bond, 8.125%,
06/01/2019(c)	Caa1	3,000,000	3,146,250
Monitronics International, Inc.,
Senior Unsecured Bond,
9.125%, 04/01/2020(d)	Caa1	250,000	241,250
RSC Equipment Rental, Inc.,
Senior Unsecured Bond,
8.250%, 02/01/2021	Caa1	2,000,000	2,140,000

			5,527,500

Telecommunications - 2.63%
Avaya, Inc., Senior Secured
Bond, 7.000%,
04/01/2019(c)(d)	B1	2,450,000	2,284,625
Frontier Communications Corp.,
Senior Unsecured Bond,
9.250%, 07/01/2021(c)	Ba2	750,000	810,000
MetroPCS Wireless, Inc., Senior
Unsecured Bond, 7.875%,
09/01/2018(c)	B2	3,000,000	3,127,500

			6,222,125

Semi-Annual Report | June 30, 2012	43

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Utilities Electric - 0.65%
NRG Energy, Inc., Senior Unsecured Bond,
8.500%, 06/15/2019(c)
7.875%, 05/15/2021(c)	B1	$1,000,000	$1,015,000

			1,540,000

TOTAL CORPORATE BONDS
(Cost $65,681,308)			65,583,725

Total Investments - 109.77%
(Cost $261,775,120)			259,483,845

Liabilities in Excess of Other Assets - (9.77)%			(23,096,810)

Net Assets - 100.00%			$236,387,035

Amounts above are shown as a percentage of net assets as of June 30, 2012.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of June 30, 2012. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security, or portion of security is currently on loan. Total market value of securities on loan amounts to $31,396,097, as of June 30, 2012. Total value of BGX’s obligation to return securities lending collateral was $31,922,215, as of June 30, 2012.

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $24,787,687, which represents approximately 10.49% of net assets as of June 30, 2012.

See Notes to Financial Statements.

44	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2012 (Unaudited)

TOTAL RETURN SWAP CONTRACTS (a)(b)

Reference Obligation	Counterparty	Rate Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Academy, Ltd.	JP Morgan	6.000%	08/03/2018	$ 995,000	$ 6,373
Acosta, Inc.	JP Morgan	5.750%	03/01/2018	985,910	3,081
Bass Pro Group, LLC	JP Morgan	5.313%	06/23/2017	1,875,335	4,688
Digitalglobe, Inc.	JP Morgan	5.750%	10/07/2018	1,990,000	33,571
Mood Media Corp.	JP Morgan	7.000%	05/03/2018	2,183,824	1,365
NXP BV	JP Morgan	5.250%	02/16/2019	997,500	11,222

					$ 60,300

Allen Systems Group, Inc.	JP Morgan	6.500%	11/20/2015	$ 948,138	$ (33,185)
BakerCorp International, Inc.	JP Morgan	5.000%	06/01/2018	989,975	(2,886)
Colfax Corp.	JP Morgan	4.500%	01/11/2019	995,000	(3,264)
Del Monte Foods Co.	JP Morgan	4.500%	12/31/2018	958,759	(14,377)
Drumm Investors LLC (aka Golden Living)	JP Morgan	5.000%	04/28/2018	4,948,805	(210,324)
Emergency Medical Services Corp. (aka AMR/EMCare)	JP Morgan	5.250%	05/03/2018	2,164,811	(6,765)
Frac Tech Services LLC	JP Morgan	6.250%	05/03/2016	1,732,974	(135,506)
Getty Images, Inc.	JP Morgan	5.250%	11/03/2016	1,475,675	(5,541)
Interactive Data Corp.	JP Morgan	4.500%	02/26/2018	2,881,403	(54,803)
Mediacom Broadband Group (aka MCC Iowa)	JP Morgan	4.500%	10/23/2017	1,974,811	(27,144)
The Gymboree Corp.	JP Morgan	5.000%	04/11/2018	1,941,689	(96,822)
Verint Systems, Inc.	JP Morgan	4.500%	10/29/2017	1,627,397	(1,017)

					$(591,634)

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.
(b)	The floating short-term rate paid by the Fund at June 30, 2012, was 1.446% (1 week LIBOR +1.25%).

All Reference Obligations shown above for Total Return Swap Contracts are floating rate secured bank loans.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2012	45

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Statements of Assets and Liabilities	June 30, 2012 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund

ASSETS:
Investments, at value (Cost $412,296,254 and $261,775,120, respectively) (including securities on loan)(a)	$412,452,627	$259,483,845
Cash	38,555,200	4,865,334
Unrealized appreciation on total return swap contracts	0	60,300
Receivable for investment securities sold	4,881,823	7,310,765
Interest receivable	2,059,680	2,787,740
Receivable for dividend reinvest	46,403	8,815
Deferred financing costs (Note 9)	2,195,345	0
Deposit held with broker for swap contracts	0	10,801,117
Prepaid expenses and other assets	195,784	115,298
Total Assets	460,386,862	285,433,214

LIABILITIES:
Payable for investment securities purchased	23,036,883	15,905,124
Senior secured notes (Note 9)	96,000,000	0
Interest due on senior secured notes (Note 9)	166,726	0
Collateral for securities on loan (Note 8)	0	31,922,215
Unrealized depreciation on total return swap contracts	0	591,634
Swap contracts interest payable	0	119,486
Accrued investment advisory fee payable	356,110	230,912
Accrued trustees’ fees payable	30,344	37,764
Other payables and accrued expenses	639,526	239,044
Total Liabilities	120,229,589	49,046,179
	$340,157,273	$236,387,035

TERM PREFERRED SHARES: (NOTE 9)
Term Preferred Shares, plus distributions payable on preferred shares ($1,000 liquidation value per share, 48,000 shares issued and outstanding)	48,112,296	N/A
Total Term Preferred Shares	48,112,296	N/A
Net Assets Applicable to Common Shareholders	$292,044,977	$236,387,035

46	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Statements of Assets and Liabilities	June 30, 2012 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$289,410,431	$238,946,149
Undistributed/(Overdistributed) net investment income	932,521	(71,504)
Accumulated net realized gain on investments and swap contracts	1,545,652	335,000
Net unrealized appreciation/(depreciation) on investment securities and swap contracts	156,373	(2,822,610)
Net Assets Applicable to Common Shareholders	$292,044,977	$236,387,035

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,184,188	12,697,337
Net asset value per common share	$19.23	$18.62

(a)	Securities on loan with values of $0 and $31,396,097, respectively. See Note 8.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2012	47

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Statements of Operations	For the Six Months Ended June 30, 2012 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund

INVESTMENT INCOME:
Interest	$13,388,951	$9,274,886
Facility and other fees	437,341	231,025
Total Investment Income	13,826,292	9,505,911

EXPENSES:
Investment advisory fee	2,167,498	1,405,478
Fund accounting and administration fees	325,125	210,822
Insurance expense	108,816	102,719
Legal and audit fees	141,748	104,544
Custodian fees	71,588	140,499
Trustees’ fees and expenses	44,530	51,950
Printing expense	37,764	12,784
Transfer agent fees	12,691	8,641
Securities lending agent fees	0	89,465
Interest on senior secured notes	993,147	0
Amortization of deferred financing costs (Note 9)	222,591	0
Other expenses	110,891	39,476
Total Expenses	4,236,389	2,166,378
Net Investment Income	9,589,903	7,339,533

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	521,669	1,498,520
Total return swap contracts	0	885,236
Credit default swap contracts	0	10,530
Change in unrealized appreciation/(depreciation) on:
Investment securities	5,309,578	4,362,044
Total return swap contracts	0	739,691
Credit default swap contracts	0	(2,475)
Net Realized and Unrealized Gain on Investments	5,831,247	7,493,546

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income	(666,440)	N/A
Total Distributions to Preferred Shareholders	(666,440)	N/A
Net Increase in Net Assets Attributable to Common Shares from Operations	$14,754,710	$14,833,079

See Notes to Financial Statements.

48	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011

FROM OPERATIONS:
Net investment income	$9,589,903	$20,298,606
Net realized gain on investment securities	521,669	1,933,955
Change in unrealized appreciation/(depreciation) on investment securities	5,309,578	(12,482,505)
Distributions to preferred shareholders:
From net investment income	(666,440)	(1,248,425)

Net Increase in Net Assets Attributable to Common Shares from Operations	14,754,710	8,501,631

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(8,346,999)	(18,694,124)
From net realized gains	0	(2,220,146)

Net Decrease in Net Assets from Distributions to Common Shareholders	(8,346,999)	(20,914,270)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to stockholders from reinvestment of dividends	339,056	505,215

Net Increase from Capital Share Transactions	339,056	505,215

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	6,746,767	(11,907,424)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	285,298,210	297,205,634

End of period(a)	$292,044,977	$285,298,210

(a) Including undistributed net investment income of:	$932,521	$356,057

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2012	49

Blackstone / GSO Long-Short Credit Income Fund
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011

FROM OPERATIONS:
Net investment income	$7,339,533	$10,818,217
Net realized gain/(loss) on investment securities and swap contracts	2,394,286	(1,385,835)
Change in unrealized gain/(loss) on investment securities and swap contracts	5,099,260	(7,921,870)

Net Increase in Net Assets Attributable to Common Shares from Operations	14,833,079	1,510,512

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(8,226,985)	(10,675,720)
From tax return of capital	0	(2,993,822)

Net Decrease in Net Assets from Distributions to Common Shareholders	(8,226,985)	(13,669,542)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares (net of offering costs of $0 and $505,208)	0	240,731,612
Net asset value of common shares issued to stockholders from reinvestment of dividends	48,773	1,059,586

Net Increase from Capital Share Transactions	48,773	241,791,198

Net Increase in Net Assets Attributable to Common Shares	6,654,867	229,632,168

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	229,732,168	100,000

End of period(a)	$236,387,035	$229,732,168

(a) Including undistributed/(overdistributed) net investment income of:	$(71,504)	$815,948

See Notes to Financial Statements.
50	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Statement of Cash Flows	For the Six Months Ended June 30, 2012 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations excluding distributions	$15,421,150
To preferred shareholders
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized gain on investment securities	(521,669)
Net change in unrealized appreciation on investment securities	(5,309,578)
Premium amortization	5,023
Discount accretion	(2,509)
Amortization of deferred financing costs	222,592
Increase in interest receivable	(17,945)
Increase in prepaid expenses and other assets	(102,808)
Decrease in interest due on senior secured notes	(10,175)
Decrease in accrued investment advisory fees payable	(9,458)
Increase in accrued trustee’ fees payable	454
Increase in other payables and accrued expenses	6,237
Purchases of long-term investment securities	(133,595,775)
Proceeds from disposition of long-term investment securities	149,569,143

Net cash provided by operating activities	25,654,682

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions paid - common shareholders-net	(10,579,402)
Distributions paid - term preferred shares-net	(672,461)

Net cash used in financing activities	(11,251,863)

Net Increase in Cash	$14,402,819
Cash beginning of period	24,152,381

Cash end of period	$38,555,200

Supplemental disclosure of cash flow information:
Cash paid for interest on senior secured notes	$1,003,322

Supplemental schedule of non-cash financing activities:
Common shares issued in reinvestment of distributions to common shareholders	$339,056

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2012	51

Blackstone / GSO Long-Short Credit Income Fund
Statement of Cash Flows	For the Six Months Ended June 30, 2012 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$14,833,079
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized gain on investment securities	(1,498,520)
Net realized gain on swap contracts	(895,766)
Net change in unrealized appreciation on investment securities	(4,362,044)
Net change in unrealized appreciation on swap contracts	(737,216)
Premium amortization	46,378
Discount accretion	(25,962)
Increase in receivable from swap contract premiums	324,225
Decrease in interest receivable	178,237
Decrease in deposit held with broker for swap contracts	148,883
Increase in prepaid expenses and other assets	(32,898)
Decrease in payable for swap contracts payments	(326,700)
Increase in swap contracts interest payable	64,067
Decrease in accrued investment advisory fees payable	(1,585)
Increase in accrued trustee’ fees payable	13,874
Increase in other payables and accrued expenses	33,031
Purchases of long-term investment securities	(113,747,101)
Proceeds from disposition of long-term investment securities	114,197,146
Net payments on swap contracts	895,766
Net cash provided by operating activities	9,106,894

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions paid – common shareholders - net	(8,187,027)
Proceeds from securities on loan	(831,859)
Net cash used in financing activities	(9,018,886)

Net Increase in Cash	$88,008
Cash beginning of period	4,777,326
Cash end of period	$4,865,334

Supplemental disclosure of cash flow information:
Cash paid for interest on securities lending	$89,465

Supplemental schedule of non-cash financing activities:
Common shares issued in reinvestment of distributions to common shareholders	$48,773

See Notes to Financial Statements.
52	www.blackstone-gso.com

Page Intentionally Left Blank.

Blackstone / GSO Senior Floating Rate Term Fund
Financial Highlights

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Year Ended December 31, 2011	For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$18.81		$19.63	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.63		1.34	0.62
Net realized and unrealized gain/(loss) on investments	0.38		(0.70)	0.64
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)	(0.04)		(0.08)	(0.03)
Total Income from Investment Operations	0.97		0.56	1.23

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.55)		(1.23)	(0.66)
From net realized gains	–		(0.15)	–
Total Distributions to Common Shareholders	(0.55)		(1.38)	(0.66)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–		–	(0.04)
Total Capital Share Transactions	–		–	(0.04)

Net asset value per common share - end of period	$19.23		$18.81	$19.63
Market price per common share - end of period	$19.05		$18.36	$19.96

Total Investment Return - Net Asset Value(b)	5.24%		3.05%	6.37%
Total Investment Return - Market Price(b)	6.81%		(1.08%)	3.29%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$292,045		$285,298	$297,206
Ratio of expenses to average net assets attributable to common shares(c)	2.92%	(d)	2.79%	2.41%	(d)
Ratio of net investment income to average net assets attributable to common shares(c)	6.61%	(d)	6.91%	5.37%	(d)
Ratio of expenses to average managed assets(c)(e)	1.95%	(d)	1.87%	1.83%	(d)
Portfolio turnover rate	33%		94%	55%

54	www.blackstone-gso.com

For a Share Outstanding Throughout the Period Indicated

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011	For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$48,112	$48,118	$48,109
Total shares outstanding (000s)	48	48	48
Asset coverage per share(f)	$7,087	$6,946	$7,194
Liquidation preference per share	$1,000	$1,000	$1,000

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$96,000	$96,000	$96,000
Average borrowings outstanding during the period (000s)	$96,000	$96,000	$61,527
Asset coverage, end of period per $1,000	$4,042	$3,972	$4,096

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Ratios do not reflect dividend payments to preferred shareholders.
(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus liquidation value of Term Preferred Shares and principal value of senior secured notes payable.
(f)	Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares) from the Fund’s total assets and dividing by the number of Term Preferred Shares outstanding.

See	Notes to Financial Statements.

Semi-Annual Report | June 30, 2012	55

Blackstone / GSO Long-Short Credit Income Fund
Financial Highlights	For a Share Outstanding Throughout the Period Indicated

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$18.10		$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.58		0.86
Net realized and unrealized gain/(loss) on investments	0.59		(0.74)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
Total Income from Investment Operations	1.17		0.12

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.65)		(0.84)
From tax return of capital	–		(0.24)
Total Distributions to Common Shareholders	(0.65)		(1.08)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–		(0.04)
Total Capital Share Transactions	–		(0.04)

Net asset value per common share - end of period	$18.62		$18.10

Market price per common share - end of period	$18.25		$17.06

Total Investment Return - Net Asset Value(b)	6.65%		0.56%
Total Investment Return - Market Price(b)	10.84%		(9.48%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$236,387		$229,732
Ratio of expenses to average net assets attributable to common shares	1.85%	(c)	1.78%	(c)
Ratio of net investment income to average net assets attributable to common shares	6.27%	(c)	5.00%	(c)
Portfolio turnover rate	43%		104%

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.

See Notes to Financial Statements.

56	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes to Financial Statements	June 30, 2012 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”) is a non-diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act) may extend the life of BSL. If approved, the dissolution date of BSL may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of BSL may be extended an unlimited number of times.

Blackstone / GSO Long-Short Credit Income Fund (“BGX” and together with BSL, the “Funds”) is a non-diversified closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s assets will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of BGX’s net assets. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of BGX’s net assets.

Senior Loans and Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

Semi-Annual Report | June 30, 2012	57

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes to Financial Statements	June 30, 2012 (Unaudited)

The Funds are both classified as “non-diversified” under the 1940 Act. As a result, each can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of their financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: The Funds’ net asset value (“NAV”) will be determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Funds calculate NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of each Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Funds.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid prices from one or more brokers or dealers. Corporate bonds, other than short-term investments, are valued at the price provided by an nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Total return swaps are marked to market daily using prices of the underlying floating rate loans, which are then applied to the corresponding swap. Prices for the underlying floating rate loans are provided by the same nationally recognized loan pricing service. Credit default swaps are marked to market daily using quotations from pricing services, which are derived using daily swap curves and models that incorporate a number of factors such as the value of the underlying index. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by management under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the

58	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes to Financial Statements	June 30, 2012 (Unaudited)

best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1—	Unadjusted quoted prices in active markets for identical investments at the measurement date.
Level 2—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the six months ended June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Funds’ investments:

Blackstone/GSO Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Chemicals, Plastics and Rubber	$–	$12,752,980	$1,150,918	$13,903,898
Consumer Goods Non Durable	–	17,000,157	2,965,566	19,965,723
Containers, Packaging and Glass	–	4,023,689	7,532,143	11,555,832
Healthcare and Pharmaceuticals	–	52,706,204	6,444,034	59,150,238
High Tech Industries	–	32,708,119	5,380,566	38,088,685
Hotels, Gaming and Leisure	–	9,921,303	1,937,112	11,858,415
Media Advertising, Printing and Publishing	–	6,823,499	3,492,721	10,316,220
Retail	–	26,795,248	4,752,625	31,547,873
Services - Business	–	29,079,643	6,124,853	35,204,496
Telecommunications	–	24,387,346	3,189,822	27,577,168
Transportation Cargo	–	3,637,510	785,428	4,422,938
Other	–	125,025,541	–	125,025,541
Corporate Bonds	–	23,835,600	–	23,835,600

Total	$–	$368,696,839	$43,755,788	$412,452,627

Semi-Annual Report | June 30, 2012	59

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes to Financial Statements	June 30, 2012 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2011	Accrued discount/ premium	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Balance as of June 30, 2012	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at June 30, 2012
Floating Rate Loan Interests	$15,324,615	$ –	$73,383	$(417,347)	$9,917,141	$(4,670,446)	$23,528,442	$43,755,788	$126,164

TOTAL	$15,324,615	$ –	$73,383	$(417,347)	$9,917,141	$(4,670,446)	$23,528,442	$43,755,788	$126,164

Blackstone/GSO Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Chemicals, Plastics and Rubber	$–	$2,797,685	$1,150,918	$3,948,603
Consumer Goods Durable	–	6,561,213	1,990,000	8,551,213
Consumer Goods Non Durable	–	12,857,970	2,463,208	15,321,178
Containers, Packaging and Glass	–	1,113,194	1,421,429	2,534,623
Healthcare and Pharmaceuticals	–	21,399,647	4,170,619	25,570,266
High Tech Industries	–	13,781,265	6,179,934	19,961,199
Hotels, Gaming and Leisure	–	3,490,281	1,871,621	5,361,902
Media Advertising, Printing and Publishing	–	2,844,832	2,468,750	5,313,582
Retail	–	14,449,190	2,875,542	17,324,732
Services - Business	–	11,360,225	1,849,131	13,209,356
Telecommunications	–	15,460,902	1,913,893	17,374,795
Other	–	59,428,671	–	59,428,671
Corporate Bonds	–	65,583,725	–	65,583,725

Total	$–	$231,128,800	$28,355,045	$259,483,845

Other Financial Instruments**

Assets
Total Return Swap Contracts	$–	$60,300	$–	$60,300
Liabilities
Total Return Swap Contracts	–	(591,634)	–	(591,634)

Total	$–	$(531,334)	$–	$(531,334)

60	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes to Financial Statements	June 30, 2012 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2011	Accrued discount/ premium	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Balance as of June 30, 2012	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at June 30, 2012
Floating Rate Loan Interests	$15,029,595	$–	$ 10,125	$ (463,424)	$4,274,788	$(1,544,529)	$11,048,490	$28,355,045	$ (403,932)

TOTAL	$15,029,595	$–	$ 10,125	$ (463,424)	$4,274,788	$(1,544,529)	$11,048,490	$28,355,045	$ (403,932)

There were no transfers between Level 1 and 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

*For detailed descriptions of classifications, see the accompanying Portfolios of Investments.

**Other financial instruments are derivative instruments not reflected in the Portfolio of Investments.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under Facility and other fees.

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders. While no federal income or excise tax provision is required, for BSL it is anticipated that an excise tax liability for 2011 of approximately $24,000 will be paid in 2012. No federal income or excise tax provision is required for BGX.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

Management has concluded that the Funds have not taken any uncertain tax positions that require adjustment to the financial statements. The statute of limitations on BSL’s federal and state tax filings remains open for the fiscal year ended December 31, 2011, and the fiscal period ended December 31, 2010. The statute of limitations on BGX’s federal and state tax filings remains open for the fiscal period ended December 31, 2011. Both of the Funds will file income tax returns in the U.S. federal jurisdiction and New York.

Semi-Annual Report | June 30, 2012	61

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes to Financial Statements	June 30, 2012 (Unaudited)

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding preferred shares and/or borrowings. The Funds intend to pay any capital gains distributions at least annually. If BSL realizes a long-term capital gain, it will be required to allocate such gain between the common shares and term preferred shares issued by BSL in proportion to the total dividends paid to each class for the year in which the income is realized.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is a wholly-owned subsidiary of The Blackstone Group L.P. (collectively with its affiliates, “Blackstone”).

For BSL, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities including accrued expenses or dividends).

Each Fund pays every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS (as defined below), a fee of $12,000 per annum, plus $1,500 per joint meeting of the Board of Trustees. The Chairman of the Audit Committee and Chairman of the Nominating Committee also each receive $2,500 per annum. If the chairman is not the chairman of such committee of each Fund, then the relevant Fund pays an annual retainer of $3,000 to that chairman. In addition, for each joint meeting of a committee of the Board of Trustees that does not occur on a regular meeting or special meeting of the Funds, the Funds will each pay every committee member $750 for each such committee meeting attended. If such committee meeting is not held jointly, the respective Fund will pay each committee member $1,000 for each such meeting attended. The Funds will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For BSL, ALPS receives a monthly fee at the annual rate of 0.15% of the average daily value of BSL’s Managed Assets, subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee at the annual rate of 0.18% of the average daily value of BGX’s net assets, also subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

The Bank of New York Mellon serves as BSL’s custodian and JP Morgan Chase Bank, National Association serves as BGX’s custodian. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon, Computershare Shareowner Services, LLC, and JP Morgan Chase are not considered affiliates of the Funds as defined under the 1940 Act.

62	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes to Financial Statements	June 30, 2012 (Unaudited)

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the six months ended June 30, 2012, excluding temporary short-term investments, were as follows:

	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$137,623,672	$145,787,292

Blackstone /GSO Long-Short Credit Income Fund	$110,795,585	$116,676,085

NOTE 5. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Common shares outstanding - beginning of period	15,166,193	15,139,833
Common shares issued in connection with initial public offering		–
Common shares Issued as reinvestment of dividends	17,995	26,360

Common shares outstanding - end of period	15,184,188	15,166,193

Blackstone / GSO Long-Short Credit Income Fund	For the Six Months Ended June 30, 2012	For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011
Common shares outstanding - beginning of period	12,694,664	5,236
Common shares issued in connection with initial public offering	–	12,630,200
Common shares Issued as reinvestment of dividends	2,673	59,228

Common shares outstanding - end of period	12,697,337	12,694,664

NOTE 6. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans”. Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s managed assets will be invested in Secured Loans. BGX defines its managed assets as net assets plus effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). At June 30, 2012, 83.02% of BSL’s Managed Assets were held in Senior Loans, and 77.96% of BGXs Managed Assets were held in Secured Loans.

Semi-Annual Report | June 30, 2012	63

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes to Financial Statements	June 30, 2012 (Unaudited)

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of either Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. At June 30, 2012, BSL and BGX had invested $26,605,327 and $20,197,793, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BSL and BGX typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL and BGX, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

64	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes to Financial Statements	June 30, 2012 (Unaudited)

BSL and BGX may acquire loans through assignments or participations. BSL and BGX typically acquire these Loans through assignment, and if either Fund acquires a Loan through participation, will elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL or BGX may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BSL or BGX must acquire a Loan through a participation. The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution.

NOTE 7. TOTAL RETURN AND CREDIT DEFAULT SWAPS

BGX has entered into total return swaps as of June 30, 2012 in an aggregate notional amount equal to $31,667,006. In a total return swap, BGX pays another party a fixed or floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. If the other party to a total return swap defaults, BGX’s risk of loss consists of the net amount of total return payments that BGX is contractually entitled to receive. BGX bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. BGX would typically have to post collateral to cover this potential obligation. BGX may use total return swaps for financing, hedging or investment purposes (see further information in Note 9 – Leverage). For the purposes of Managed Assets, BGX will treat the value of a total return swap as the notional amount of the swap.

BGX entered into credit default swaps during the six months ended June 30, 2012. When used for hedging purposes, BGX would be the buyer of a credit default swap contract. In that case, BGX would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced obligation. In return, BGX would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, BGX would have spent the stream of payments and received no benefit from the contract. When BGX is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced obligation. As the seller, BGX would effectively add leverage to its portfolio because, in addition to its total assets, BGX would be subject to investment exposure on the notional amount of the swap.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

Semi-Annual Report | June 30, 2012	65

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes to Financial Statements	June 30, 2012 (Unaudited)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. BGX segregates sufficient assets as collateral to satisfy the current obligation with respect to total return and credit default swaps, and this is reflected as Deposit held with broker for swap contracts on BGX’s Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2012 is as follows:

Blackstone / GSO Long-Short Credit Income Fund

Risk Exposure	Statement of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation	Liability Derivatives Gross Unrealized Depreciation
Credit Contracts	Unrealized appreciation/
(Total Return	(depreciation)on total
Swap Contracts)	return swap contracts	$60,300	$(591,634)

Total		$60,300	$(591,634)

Blackstone / GSO Long-Short Credit Income Fund
Risk Exposure	Statement of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)
Credit Contracts	Net realized gain/(loss)
(Credit Default Swap	on: Credit default swap
Contracts)	contracts/change in
	unrealized appreciation/
	(depreciation) on:Credit
	default swap contracts	$10,530	$(2,475)

Credit Contracts	Net realized gain/(loss)
(Total Return Swap	on: Total return swap
Contracts)	contracts/ change in
	unrealized appreciation/
	(depreciation) on: Total
	return swap contracts	885,236	739,691

Total		$895,766	$737,216

NOTE 8. SECURITIES LENDING

BGX may make secured loans of its marginable securities to brokers, dealers and other financial institutions amounting to no more than 30% of its net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities

66	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes to Financial Statements	June 30, 2012 (Unaudited)

or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing.

Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to BGX, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan.

BGX invests the cash collateral received in accordance with its investment objectives, subject to BGX’s agreement with the borrower of the securities. In the case of cash collateral, BGX typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for BGX.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, BGX, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by BGX if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. BGX may also call such loans in order to sell the securities involved. When engaged in securities lending, BGX’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by BGX in permissible investments.

As of June 30, 2012, BGX had securities on loan valued at $31,396,097 and received cash collateral with a value of $31,922,215, representing 13.28% and 13.50% of net assets, respectively.

NOTE 9. LEVERAGE

On August 13, 2010, BSL issued $96 million in aggregate principal amount of senior secured notes and 48,000 term preferred shares with an aggregate liquidation preference of $48 million, both rated “AAA” by Fitch Ratings. The senior secured notes and term preferred shares in combination represent total leverage of approximately 33% of BSL’s Managed Assets. BSL used the proceeds of the offerings to purchase additional assets for BSL’s portfolio. The final maturity date of the senior secured notes and the final redemption date of the term preferred shares is May 31, 2020, which coincides with the scheduled dissolution date of BSL.

Both the senior secured notes and the term preferred shares may be prepaid or redeemed at the option of BSL commencing the second anniversary of issuance. In addition, both the senior secured notes and the term preferred shares are subject to mandatory prepayment or redemption, a) if BSL fails to meet certain overcollateralization tests, b) after the expiration of the BSL’s reinvestment period, which ends on May 31, 2017, c) if the senior secured notes and term preferred shares have not been fully prepaid/redeemed six months prior to the final maturity date (May 31, 2020), or d) if BSL fails to pay dividends on the term preferred shares for six consecutive

Semi-Annual Report | June 30, 2012	67

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes to Financial Statements	June 30, 2012 (Unaudited)

months. Should either the senior secured notes or the term preferred shares be prepaid/redeemed, either through an optional or mandatory prepayment/redemption, the remainder of the term preferred shares or the senior secured notes shall also become payable/redeemable on a pro-rata basis.

In connection with BSL’s issuance of senior secured notes and term preferred shares, certain costs were incurred by BSL and have been recorded as a deferred asset. These costs are being amortized over the period beginning August 13, 2010 (day of issuance) through May 31, 2017, the date on which mandatory prepayments commence. The deferred asset balance as of June 30, 2012 is shown on BSL’s Statement of Assets and Liabilities under Deferred financing costs. The amount of expense amortized during the six months ended June 30, 2012 is shown on BSL’s Statement of Operations under amortization of deferred financing costs.

The average cost of the $144 million aggregate senior secured notes and term preferred shares is 1.78% over 3 month LIBOR. BSL pays quarterly, a floating rate interest of 1.55% over 3 month LIBOR on the senior secured notes and a floating rate dividend of 2.25% over 3 month LIBOR on the term preferred shares.

According to the governing documents for the senior secured notes and term preferred shares, BSL must adhere to certain limitations and restrictions while the leverage is outstanding. These compliance tests are performed by BSL’s custodian, The Bank of New York Mellon Trust Company. These tests are in addition to any requirements outlined in BSL’s registration statement and the 1940 Act. As of June 30, 2012, BSL was in compliance with all required limitations and restrictions related to its leverage.

The holders of the term preferred shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the term preferred shares will vote separately as a class on certain matters, as required by law or BSL’s Declaration of Trust. The holders of term preferred shares, voting as a separate class, are entitled at all times to elect two Trustees of BSL.

The use of borrowings to leverage the common shares can create risks. Changes in the value of BSL’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares. All costs and expenses related to any form of leverage used by BSL are borne entirely by common shareholders. If there is a net decrease or increase in the value of BSL’s investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if BSL did not utilize leverage. During periods when BSL is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL did not use leverage because the fees paid are calculated on the basis of BSL’s Managed Assets, which includes the assets purchased through leverage.

BGX currently employs leverage through securities lending arrangements (see Note 8 –Securities Lending) and swap arrangements (see Note 7 –Total Return and Credit Default Swaps). All costs and expenses related to any form of leverage used by BGX are borne entirely by holders of common shares. Although certain forms of effective leverage used by BGX, such as leverage incurred in securities lending, total return and credit default swap arrangements, other derivative

68	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes to Financial Statements	June 30, 2012 (Unaudited)

transactions or short selling, may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for BGX’s leverage limits. BGX’s use of these forms of effective leverage will not exceed 30% of its net assets. As of June 30, 2012, BGX’s effective leverage represented 24.90% of net assets. BGX’s total leverage and short sale exposure, through securities lending, total return and credit default swap arrangements, other derivative transactions or short selling (including the market value of securities BGX is obligated to repay through short sales even in transactions that do not result in leverage), will not exceed 67% of BGX’s net assets.

Leverage creates risk for the common shareholders, including the likelihood of greater volatility of NAV and market price of the common shares, and may affect the return to the common shareholders or result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, the Funds’ return will be greater than if leverage had not been used. Conversely, if the total return derived from the use of leverage is less than the cost of leverage, the Funds’ return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Funds’ leveraged position if it expects that the benefits to the Funds’ common shareholders of maintaining the leveraged position will outweigh the current reduced return.

NOTE 10. TAX BASIS DISTRIBUTIONS

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

As determined on December 31, 2011, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Accumulated net investment income/(loss)	Increase/(Decrease) Accumulated net realized gain/(loss)
Blackstone /GSO Senior Floating Rate Term Fund	$–	$–	$–
Blackstone /GSO Long-Short Credit Income Fund	–	673,451	(673,451)

Semi-Annual Report | June 30, 2012	69

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes to Financial Statements	June 30, 2012 (Unaudited)

The tax character of distributions paid by the Funds during the fiscal years  ended December 31, 2011, and December 31, 2010, were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	2011	2010

Distributions paid from: Ordinary income	$22,162,695	$10,486,960

Total	$22,162,695	$10,486,960

Blackstone / GSO Long- Short Credit Income Fund	2011	2010

Distributions paid from: Ordinary income	$10,675,720	N/A
Tax return of capital	2,993,822	N/A

Total	$13,669,542	N/A

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Funds had available for federal tax purposes unused capital loss carryforwards, which are available to offset future realized gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward losses are as follows:

	Short Term	Long Term

Blackstone / GSO Senior Floating Rate Term Fund	$–	$–

Blackstone / GSO Long-Short Credit Income Fund	2,059,286	–

At December 31, 2011, the components of distributable earnings on a tax  basis for the Funds were as follows:

	Blackstone /GSO Senior Floating Rate Term Fund	Blackstone /GSO Long- Short Credit Income Fund

Undistributed ordinary income	$1,380,040	$0

Accumulated capital gains/(loss)	–	(2,059,286)

Unrealized appreciation/ (depreciation)	(5,153,205)	(7,921,870)

Other Cumulative Effect of Timing Differences	–	815,948

Total	$(3,773,165)	$(9,165,208)

70	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes to Financial Statements	June 30, 2012 (Unaudited)

The amount of net unrealized appreciation (depreciation) and the cost of investment  securities for tax purposes, including short-term securities at June 30, 2012, were as follows:

	Blackstone /GSO Senior Floating Rate Term Fund	Blackstone /GSO Long- Short Credit Income Fund

Gross appreciation on investments (excess of value over tax cost)	$5,034,706	$3,291,115
Gross depreciation (excess of value over tax cost)	(4,878,333)	(5,582,390)
Net appreciation (depreciation) of foreign currency and derivatives	–	–

Net unrealized appreciation (depreciation)	$156,373	$(2,291,275)

Cost of investments for income tax purposes	$412,296,254	$261,775,120

NOTE 11. SUBSEQUENT EVENTS

Shareholder Distributions for BSL: On July 31, 2012 and August 31, 2012, BSL paid regularly scheduled distributions in the amount of $0.11 per share to shareholders of record as of July 20, 2012 and August 17, 2012, respectively.

Shareholder Distributions for BGX: On July 31, 2012 and August 31, 2012, BGX paid regularly scheduled distributions in the amount of $0.108 per share to shareholders of record as of July 20, 2012 and August 17, 2012, respectively.

Semi-Annual Report | June 30, 2012	71

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Summary of Dividend Reinvestment Plan	June 30, 2012 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

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Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Summary of Dividend Reinvestment Plan	June 30, 2012 (Unaudited)

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

Semi-Annual Report | June 30, 2012	73

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Additional Information	June 30, 2012 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available (1) on the Funds’ website located at http://www.blackstone-gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to this and each other annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Privacy Procedures. Privacy is very important to the Funds. To ensure our shareholders’ privacy the Funds have developed policies that are designed to protect confidentiality while allowing their shareholders’ needs to be served. In the course of providing their shareholders with products and services, the Funds may obtain non-public personal information, such as address, social security number, assets and/or income information: (i) in the subscription document and related support documents; (ii) in correspondence and conversations with the Funds or their representatives; and (iii) through transactions in and relating to the investment with the Funds.

The Funds do not disclose any of this personal information about shareholders to anyone other than to their affiliates, except as required for everyday purposes or as permitted by law, such as to their attorneys, auditors, brokers, bankers, regulators, administrators and certain service providers, in each such case, only as necessary to facilitate the acceptance of the shareholder’s investment or the management of the Funds. The Funds will also release information about a shareholder if such shareholder directs the Funds to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

The Funds seek to carefully safeguard private information and, to that end, restrict access to non-public personal information about the shareholders to those employees and other persons who need to know the information to enable the Funds to provide services to the shareholders. The Funds maintain physical, electronic and procedural safeguards to protect each shareholder’s non-public personal information.

Annual Written Affirmation. The Funds will provide the New York Stock Exchange with an Annual Written Affirmation signed by the Funds’ CEO within 30 days after the shareholder meeting.

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Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Additional Information	June 30, 2012 (Unaudited)

Section 23(c) Notice. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time the Funds may purchase their common stock in the open market.

BSL Meeting of Shareholders – Voting Results

On April 25, 2012, BSL held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of one (1) Trustee of BSL, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Thomas W. Jasper as Class I Trustee of BSL, term to expire at 2015 Annual Meeting (only preferred shareholders vote)

	Number of Shares	% of Shares Voted
Affirmative	48,000.00	100.00%
Withheld	-	-
TOTAL	48,000.00	100.00%

BGX Meeting of Shareholders – Voting Results

On April 25, 2012, BGX held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of four (4) Trustees of BGX, each to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Edward H. D’Alelio as Class II Trustee of BGX, term to expire at 2014 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	10,111,244.187	99.056%
Withheld	96,442.450	0.944%
TOTAL	10,207,686.637	100.00%

Election of Michael F. Holland as Class I Trustee of BGX, term to expire at  2013 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	10,024,374.523	98.205%
Withheld	183,312.114	1.795%
TOTAL	10,207,686.637	100.00%

Semi-Annual Report June 30, 2012	75

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Additional Information	June 30, 2012 (Unaudited)

Election of Thomas W. Jasper as Class III Trustee of BGX, term to expire at  2015 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	9,997,818.900	97.945%
Withheld	209,967.737	2.055%
TOTAL	10,207,686.637	100.00%

Election of Daniel H. Smith, Jr. as Class I Trustee of BGX, term to expire  at 2013 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	10,024,374.523	98.205%
Withheld	183,312.114	1.795%
TOTAL	10,207,686.637	100.00%

76	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Approval of Investment Advisory Agreements	June 30, 2012 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (together, the “Board”) of each of Blackstone / GSO Senior Floating Rate Term Fund (“BSL”) and Blackstone / GSO Long-Short Credit Income Fund (“BGX”, together with BSL, the “Funds” and each a “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (the “Agreement”) with the Fund’s investment adviser, GSO / Blackstone Debt Funds Management LLC (the “Adviser”). At a meeting (the “Contract Renewal Meeting”) held in person on May 15, 2012, the Board of each Fund, including the Independent Trustees, considered and approved the continuation of the Agreement for an additional one-year term. To assist in its consideration of the renewal of the Agreement, the Board requested, received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the advisory arrangements for the Funds, certain portions of which are discussed below. The presentation made by the Adviser to the Board of each Fund at the Contract Renewal Meeting in connection with its evaluation of the Agreement encompassed both Funds. In addition to the Contract Renewal Information, the Board received performance and other information since each Fund’s inception related to the services rendered by the Adviser to such Fund. The Board’s evaluation took into account the information received since each Fund’s inception and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to each Fund by the Adviser under its Agreement.

Board Approval of the Agreement

In its deliberations regarding renewal of the Agreement, the Board of each Fund, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to the Fund under the Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Funds by the Adviser under the Agreements since each Fund’s inception. The Board also reviewed Contract Renewal Information regarding the Funds’ compliance policies and procedures established pursuant to the 1940 Act and each Fund’s compliance record since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of each Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and its affiliates and the financial resources of the corporate parent of the Adviser, The Blackstone Group L.P., available to support its activities in respect of the Funds.

The Board considered the responsibilities of the Adviser under each Fund’s Agreement, including the Adviser’s coordination and oversight of the services provided to such Fund by other unaffiliated parties.

Semi-Annual Report June 30, 2012	77

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Approval of Investment Advisory Agreements	June 30, 2012 (Unaudited)

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that such Funds’ shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

The Board concluded that, overall, the nature, extent and quality of the advisory and other services provided to each Fund since each its inception under its Agreement have been of high quality.

Fund Performance

The Board received and considered performance information and analyses (the “Morningstar Performance Information”) for the Funds, as well as for a group of funds identified by the Adviser as comparable to the Funds regardless of asset size (the “Performance Peer Group”), prepared by Morningstar DirectSM (“Morningstar”), an independent provider of investment company data. The Performance Peer Group consisted of twenty-two funds, including BSL and BGX. The Board noted that it had received and discussed with the Adviser information at periodic intervals since each Fund’s inception comparing such Fund’s performance against its benchmarks and its peer funds.

BSL

The Morningstar Performance Information comparing BSL’s performance to that of the Performance Peer Group based on net asset value per share showed, among other things, that BSL’s performance for the 1-year period ended March 31, 2012 was ranked eighth among the funds in the Performance Peer Group and was better than the median performance for the Performance Peer Group. BSL’s performance since its inception and for periods shorter than the 1-year period trailed the Performance Peer Group median, reflecting the impact of cash held by the Fund during orderly investment of the Fund’s assets following commencement of its operations. The Board also considered BSL’s performance relative to its benchmarks and in absolute terms.

BGX

The Morningstar Performance Information comparing BGX’s performance to that of the Performance Peer Group based on net asset value per share showed, among other things, that BGX’s performance for the 1-year period ended March 31, 2012 was better than the median performance for the Performance Peer Group. The Board also considered BGX’s performance relative to its benchmarks and in absolute terms.

The Board further noted for each Fund that, while its investment program is complex, the Fund’s performance was achieved in a risk-aware manner. In assessing Fund performance, the Board also considered the Adviser’s success in maintaining each Fund’s level of distributions to shareholders since its inception in light of the low interest rate environment and prevailing credit market conditions.

Based on its review, the Board concluded that, under the circumstances, each Fund’s performance was strong since its inception and supported continuation of its Agreement for an additional period of one year.

78	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Approval of Investment Advisory Agreements	June 30, 2012 (Unaudited)

Management Fees

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable under each Fund’s Agreement by each Fund to the Adviser in light of the nature, extent and overall high quality of the investment advisory and other services provided by the Adviser to the Fund.

Additionally, the Board received and considered information and analyses (the “Lipper Expense Information”) prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, comparing the Advisory Fee and each Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper with the input of the Adviser. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of ten leveraged loan closed-end funds, as classified by Lipper, including BSL and BGX. The Expense Group funds had net common share assets ranging from $122.4 million to $853.6 million.

BSL

Four of the other funds in the Expense Group were larger than BSL and five of the other funds were smaller. The Lipper Expense Information, comparing BSL’s actual total expenses to the Expense Group, showed, among other things, that the Fund’s actual Advisory Fee (i.e., giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Expense Group funds), whether compared on the basis of common assets only or on the basis of common and leveraged assets, was ranked last (i.e., highest) among the funds in the Expense Group and was significantly higher than the Expense Group median. The Fund’s actual total expenses whether compared on the basis of common assets or on the basis of common and leveraged assets also were ranked last among the funds in the Expense Group and were significantly higher than the Expense Group average.

BGX

Eight of the other funds in the Expense Group were larger than BGX and one of the other funds was smaller. The Lipper Expense Information, comparing BGX’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s actual Advisory Fee (i.e., giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Expense Group funds) compared on the basis of common assets only was slightly worse (i.e., higher) than the Expense Group median. BGX’s actual total expenses compared on the basis of common assets, however, were better (i.e., lower) than the Expense Group average.

In addition, in its evaluation of the Advisory Fee for each Fund, the Board took into account the complexity of such Fund’s investment program. The Board further noted that the small number and varying sizes of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Funds, including, where applicable, institutional and separate accounts. The Board was advised that the base fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Advisory Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds and to these other clients, noting that the

Semi-Annual Report | June 30, 2012	79

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Approval of Investment Advisory Agreements	June 30, 2012 (Unaudited)

Funds were subject to heightened regulatory requirements relative to institutional clients; that the Funds were provided with administrative services, office facilities and Fund officers (including each Fund’s chief executive, chief financial and chief compliance officers); and that the Adviser coordinates and oversees the provision of services to the Funds by other fund service providers. In addition, the Board was advised that several institutional clients pay performance fees, which the Funds do not pay. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee for each Fund was reasonable in light of the nature, extent and overall high quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to each Fund for the past year and since such Fund’s inception. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability analysis, among other things, indicated that providing investment advisory and other services to BSL became profitable during 2012 but the profitability to the Adviser in providing such services to the Fund was at a level which was not considered excessive by the Board in light of the nature, extent and overall high quality of such services. In the case of BGX, the profitability analysis, among other things, indicated that providing investment advisory and other services to the Fund was not profitable to the Advisor during the period covered by the analysis.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Adviser would realize economies of scale if either the Funds’ assets grow. The Board noted that because each Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend investment plan, any significant growth in its assets generally will occur through appreciation in the value of each Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Advisory Fee structure was appropriate under present circumstances.

Other Benefits to the Adviser

The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with each of the Funds and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of each Fund’s Agreement would be in the interests of the such Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of each Agreement, and each Board member

80	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Approval of Investment Advisory Agreements	June 30, 2012 (Unaudited)

attributed different weights to the various factors. The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreement as part of the Contract Renewal Information and the Independent Trustees separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Trustees discussed the proposed continuation of each Agreement in a private session with their independent legal counsel at which no representatives of the Adviser were present.

Semi-Annual Report June 30, 2012	81

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Trustees & Officers	June 30, 2012 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers will be chosen each year at a regular meeting of the Board of Trustees to hold office until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES:

Name and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(a)	Other Directorships Held by the Trustee During the Past Five Years
Edward H.	Trustee and	BSL:	Mr. D’Alelio was	2	Trump
D’Alelio	member of	Since	formerly a Managing		Entertainment
Birth Year: 1952	Audit and	April	Director and CIO for		Resorts, Inc.
	Nominating	2010	Fixed Income at
	Committees		Putnam Investments,
		BGX:	Boston where he
		Since	retired in 2002. He
		November	currently is an
		2010	Executive in Residence
with the School of
		Term	Management, Univ. of
		Expires:	Mass Boston.
BSL: 2014
BGX: 2014
Michael Holland	Trustee and	BSL:	Mr. Holland is the	2	The China
Birth Year: 1944	member of	Since	Chairman of Holland &		Fund, Inc.; The
	Audit and	April	Company, a private		Taiwan Fund,
	Nominating	2010	investment firm he		Inc.; State
	Committees		founded in 1995. He is		Street Master
		BGX:	also President and		Funds; Reaves
		Since	Founder of the Holland		Utility Income
		November	Balanced Fund.		Fund.
2010

Term
Expires:
BSL: 2013
BGX: 2013

(a)	The Fund Complex consists of Blackstone / GSO Senior Floating Rate Term Fund and Blackstone / GSO Long-Short Credit Income Fund.

82	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Trustees & Officers	June 30, 2012 (Unaudited)

NON-INTERESTED TRUSTEES:

Name and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(a)	Other Directorships Held by the Trustee During the Past Five Years
Thomas W.	Trustee and	BSL:	Mr. Jasper was Chief	2	Primus
Jasper	Chairman of	Since	Executive Officer of		Guaranty, Ltd.
Birth Year: 1948	Audit and	April	Primus Guaranty, Ltd.
	Nominating	2010	from 2001 to 2010. He
	Committees		is currently the
		BGX:	Managing Partner of
		Since	Manursing Partners
		November	LLC.
2010

Term
Expires:
BSL: 2015
BGX: 2015
Gary S.	Trustee and	BSL:	Retired. Prior to	2	EQ Advisors
Schpero	member of	Since	January, 2000, Mr.		Trust.
Birth Year: 1953	Audit and	May	Schpero was a partner
	Nominating	2012	at the law firm of
	Committees		Simpson Thacher &
		BGX:	Bartlett where he
		Since	served as managing
		May	partner of the
		2012	Investment
Management and
		Term	Investment Company
		Expires:	Practice Group.
BSL: 2013
BGX: 2013

(a)	The Fund Complex consists of Blackstone / GSO Senior Floating Rate Term Fund and Blackstone / GSO Long-Short Credit Income Fund.

Semi-Annual Report June 30, 2012	83

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Trustees & Officers	June 30, 2012 (Unaudited)

INTERESTED TRUSTEES: (b)

Name and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(a)	Other Directorships Held by the Trustee During the Past Five Years
Daniel H.	Chairman of	BSL:	Mr. Smith is a Senior	2	—
Smith, Jr.	the Board,	Since	Managing Director of
Birth Year: 1963	Trustee and	April	GSO and is Head of
	member of	2010	GSO /Blackstone Debt
	Pricing and		Funds Management
	Valuation	BGX:	LLC. Mr. Smith joined
	Committees	November	GSO from the Royal
		2010	Bank of Canada in July
2005 where he was a
		Term	Managing Partner and
		Expires	Co-head of RBC Capital
		BSL: 2013	Market’s Alternative
		BGX: 2013	Investments Unit.

(a)	The Fund Complex consists of Blackstone / GSO Senior Floating Rate Term Fund and Blackstone / GSO Long-Short Credit Income Fund.
(b)	“Interested person” of the Funds as defined in the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Further information about certain of the Funds’ Trustees is also available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-877-876-1121.

84	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Trustees & Officers	June 30, 2012 (Unaudited)

OFFICERS: (a)

Name and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(b)
Daniel H.	President	Officer Since	Mr. Smith is a Senior Managing	2
Smith, Jr.	and Chief	BSL: April 2010	Director of GSO and is Head of
Birth Year: 1963	Executive	BGX: November	GSO /Blackstone Debt Funds
	Officer	2010	Management LLC. Mr. Smith
joined GSO from the Royal Bank
		Term of Office:	of Canada in July 2005 where he
		Indefinite	was a Managing Partner and Co-
head of RBC Capital Market’s
Alternative Investments Unit.
Eric Rosenberg	Chief	Officer Since	Mr. Rosenberg is a Managing	2
Birth Year: 1968	Financial	BSL: April 2010	Director and Chief Financial
	Officer and	BGX: November	Officer of GSO. He joined GSO in
	Treasurer	2010	2008. Prior to that time he spent
over 10 years in the prime
		Term of Office:	brokerage business of Goldman,
		Indefinite	Sachs & Co.
Lee M. Shaiman	Executive	Officer Since	Mr. Shaiman is a Managing	2
Birth Year: 1956	Vice	BSL: April 2010	Director of GSO. Mr. Shaiman
	President	BGX: November	joined GSO from Royal Bank of
	and	2010	Canada in July 2005 where he
	Assistant		was a Managing Partner and
	Secretary	Term of Office:	Head of Portfolio Management
		Indefinite	and Credit Research in the Debt
Investments group.
Marisa Beeney	Chief	Officer Since	Ms. Beeney is a Managing	2
Birth Year: 1970	Compliance	BSL: April 2010	Director, Chief Legal Officer and
	Officer, Chief	BGX: November	Chief Compliance Officer of GSO.
	Legal Officer	2010	From March 2007 to December
	and		2008, she served as Counsel and
	Secretary	Term of Office:	Director of GSO. Prior to that time
		Indefinite	she was with the finance group of
DLA Piper since 2005.
Jane Lee	Public	Officer Since	Ms. Lee is a Managing Director	2
Birth Year: 1972	Relations	BSL: November	with GSO. Ms. Lee joined GSO
	Officer	2010 BGX:	from Royal Bank of Canada in
		November 2010	July 2005, where she was most
recently a partner in the Debt
		Term of Office:	Investments Group and was
		Indefinite	responsible for origination of
new CLO transactions and
investor relations.

(a)	The officers of the Funds received no remuneration from the Funds.
(b)	The Fund Complex consists of Blackstone / GSO Senior Floating Rate Term Fund and Blackstone / GSO Long-Short Credit Income Fund.

Semi-Annual Report June 30, 2012	85

Blackstone / GSO

Trustees	Fund Officers
Daniel H. Smith, Jr.	Daniel H. Smith, Jr.
Chairman of the Board of Trustees	President and Chief Executive Officer
Thomas W. Jasper	Eric Rosenberg
Michael Holland	Chief Financial Officer
Edward H. D’Alelio	Lee M. Shaiman
Gary S. Schpero	Executive Vice President and Assistant Secretary

Investment Manager	Marisa Beeney
GSO / Blackstone Debt Funds	Chief Compliance Officer,
Management LLC	Chief Legal Officer and Secretary
345 Park Avenue, 31st Floor	Jane Lee
New York, New York 10154	Public Relations Officer

Administrator	DRIP Administrator
ALPS Fund Services, Inc.	Computershare
1290 Broadway, 11th Floor	P.O. Box 358035
Denver, Colorado 80203	Pittsburgh, Pennsylvania 15252

Custodian	Independent Registered Public
BSL:	Accounting Firm
The Bank of New York Mellon, N.A.	Deloitte & Touche LLP
2 Hanson Place, 8th Floor	555 17th Street, Ste 3600
Brooklyn, New York 11217	Denver, Colorado 80202

BGX:	Legal Counsel
J.P. Morgan Chase Bank, N.A.	Simpson Thacher & Bartlett LLP
14201 N. Dallas Pkwy, 2nd Floor	425 Lexington Avenue
Dallas, Texas 75254	New York, New York 10017

Transfer Agent
Computershare
480 Washington Blvd.
Jersey City, New Jersey 07310

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund and Blackstone / GSO Long-Short Credit Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE–GSO.COM

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended, and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	September 6, 2012

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	September 6, 2012

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 6, 2012